1933 ACT FILE NO.:  333-204909
                                                   1940 ACT FILE NO.:  811-21056
                                                               CIK NO.:  1633856

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 POST-EFFECTIVE
              AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.  Exact name of trust:     ADVISORS DISCIPLINED TRUST 1500

B.  Name of depositor:  ADVISORS ASSET MANAGEMENT, INC.

C.  Complete address of depositor's principal executive offices:

                              18925 Base Camp Road
                            Monument, Colorado 80132

D.  Name and complete address of agent for service:


                                                 WITH A COPY TO:

            Scott Colyer                        Scott R. Anderson
    ADVISORS ASSET MANAGEMENT, INC.          CHAPMAN AND CUTLER LLP
         18925 Base Camp Road                111 West Monroe Street
      Monument, Colorado  80132           Chicago, Illinois  60603-4080


[X] Check box if it is proposed that this filing will become effective on July 31, 2018 at 2:00pm pursuant to Rule 485.

-------------------------------------------------------------------------------

ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO, SERIES 119

(ADVISORS DISCIPLINED TRUST 1500)





                         A portfolio of investment grade
                         corporate bonds seeking current
                         income and capital preservation








                                   PROSPECTUS

                                 JULY 31, 2018










        [LOGO]                          As with any investment, the Securities
                                        and Exchange Commission has not approved
         AAM                            or disapproved of these securities or
                                        passed upon the adequacy or accuracy of
       ADVISORS                         this prospectus.  Any contrary
   ASSET MANAGEMENT                     representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide current interest income and capital preservation. There is no assurance the trust will achieve its objective.

                          PRINCIPAL INVESTMENT STRATEGY

  The trust seeks to provide high current interest income and capital preservation by investing in a portfolio consisting primarily of interest-bearing corporate debt obligations rated investment grade quality as of the trust's inception. The portfolio was selected by Navellier & Associates, Inc. (the "Portfolio Consultant"). Dial Capital Management, LLC ("Dial") provided assistance to the Portfolio Consultant in connection with selection of the portfolio. The Portfolio Consultant selected the bonds in the portfolio after detailed credit analysis in an effort to create a portfolio that it believes can maintain adequate cash flow and good asset liability balances.

  Investment grade corporate bonds are rated BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's Investor Service. Certain corporate bonds held by the trust may be rated as investment grade by only one credit rating organization and either unrated or below investment grade by the other. These ratings are based upon an evaluation by a credit rating organization of the corporation's credit history and ability to repay obligations. An investment grade rating generally signifies that a credit rating agency considers the current quality of a bond to be sufficient to provide reasonable assurance of the issuer's ability to meet its obligation to bondholders.


                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

*  BOND PRICES WILL FLUCTUATE.  The value of your investment may fall over time.

* THE VALUE OF THE BONDS WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

* A BOND ISSUER MAY BE UNABLE TO MAKE INTEREST AND/OR PRINCIPAL PAYMENTS IN THE FUTURE.

* THE FINANCIAL CONDITION OF AN ISSUER MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the primary offering period.

* CERTAIN OF THE BONDS HELD BY THE TRUST MAY EITHER BE RATED BELOW INVESTMENT GRADE BY ONE OR MORE RATINGS AGENCIES OR ARE UNRATED. THESE BONDS MAY BE CONSIDERED TO BE SPECULATIVE AND MAY BE SUBJECT TO GREATER MARKET AND CREDIT RISKS. ACCORDINGLY, THE RISK OF DEFAULT MAY BE HIGHER THAN INVESTMENT GRADE BONDS. In addition, these bonds may be more sensitive to interest rate changes and may be more likely to make early returns of principal.

* A BOND ISSUER MIGHT PREPAY OR "CALL" A BOND BEFORE ITS STATED MATURITY. If this happens, the trust will distribute the principal to you but future interest distributions will fall. A bond's call price could be less than the price the trust paid for the bond. If enough bonds are called, the trust could terminate earlier than expected.

* WE<F1>* DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will hold, and may continue to buy, the same bonds even if the market value declines.

--------------------
<F1>*  "AAM," "we" and related terms mean Advisors Asset Management, Inc., the trust sponsor, unless the context clearly suggests otherwise.


2     Investment Summary

                                WHO SHOULD INVEST

  You should consider this investment if you want:

  * to own securities representing interests in corporate bonds in a single investment.

  * the potential to receive monthly distributions of income with capital preservation potential.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in corporate bonds.

  *  want capital appreciation.

          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          PRINCIPAL AMOUNT OF SECURITIES
          PER UNIT*                                          $1,008.25

          PUBLIC OFFERING PRICE PER UNIT*                    $1,036.59

          ACCRUED INTEREST PER UNIT TO
          SETTLEMENT DATE*                                       $2.99

          INCEPTION DATE                                April 21, 2017

          ESTIMATED CURRENT RETURN*                              4.52%
          ESTIMATED LONG-TERM RETURN*                            3.92%

          ESTIMATED NET ANNUAL INTEREST
          INCOME PER UNIT*                                      $46.84

          ESTIMATED NORMAL MONTHLY
          DISTRIBUTION PER UNIT*                                 $3.90

          WEIGHTED AVERAGE MATURITY
          OF SECURITIES*                                    5.30 years

          DISTRIBUTION DATES                    25th day of each month
          RECORD DATES                          10th day of each month

          CUSIP NUMBER
               Standard Accounts                             00776M400
               Fee Based Accounts                            00776M418

          TICKER SYMBOL                                         ACTQEX

          MINIMUM INVESTMENT                                    1 unit

          ------------------------------------------------------------

*  As of March 31, 2018 and may vary thereafter.

                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on the initial unit price. Actual expenses may vary.

                                   AS A %           AMOUNT
                                  OF $1,000          PER
SALES FEE                         INVESTED           UNIT
                                  -------------------------

Maximum sales fee                    3.00%           $31.10
                                   ========         =======

                                  AS A % OF         AMOUNT
ANNUAL                               NET             PER
OPERATING EXPENSES                 ASSETS            UNIT
                                  -------------------------

Trustee fee & expenses               0.29%            $2.94
Supervisory, evaluation
  and administration fees            0.10              1.00
                                   --------         -------
Total                                0.39%            $3.94
                                   ========         =======

                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

          1 year            $338
          3 years           $414
          5 years           $490
          6 years           $528

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.


                                                        Investment Summary     3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEE AND UNITHOLDERS OF
ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO, SERIES 119

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Advisors Disciplined Trust 1500, Advisors Corporate Trust--Navellier/Dial High Income Opportunities Portfolio, Series 119 (the "Trust") as of March 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the period from April 21, 2017 (initial date of deposit) through March 31, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2018, and the results of its operations and the financial highlights for the period from April 21, 2017 (initial date of deposit) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Trust's management.
Our responsibility is to express an opinion on the Trust's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned at by correspondence with The Bank of New York Mellon, Trustee. We believe that our audit provides a reasonable basis for our opinion.

/s/ Grant Thornton LLP

We have served as the auditor of one or more of the unit investment trusts, sponsored by Advisors Asset Management, Inc. and its predecessor since 2003.

Chicago, Illinois
July 31, 2018


4     Investment Summary

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO,
SERIES 119
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018
-------------------------------------------------------------------------------


Assets
  Investment in securities, at fair value (cost $9,010,996)                         $    8,722,582
  Interest receivable                                                                      101,009
                                                                                    ---------------
          Total assets                                                                   8,823,591


Liabilities and net assets
  Cash overdraft                                                                           141,129
  Accrued liabilities                                                                        7,641
  Expense payable                                                                            1,098
                                                                                    ---------------
          Total liabilities                                                                149,868

Net assets, applicable to 8,604 units outstanding:
  Cost of trust assets, exclusive of interest                  $    9,010,996
  Net unrealized depreciation                                        (288,414)
  Distributions in excess                                             (48,859)
                                                               ---------------      ---------------
Net assets                                                                          $    8,673,723
                                                                                    ===============

Net asset value per unit at the end of the period                                   $     1,008.10
                                                                                    ===============










See accompanying notes to financial statements.


                                                        Investment Summary     5

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO,
SERIES 119
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------


                                                                                          PERIOD FROM
                                                                                       APRIL 21, 2017
                                                                                     (INITIAL DATE OF
                                                                                     DEPOSIT) THROUGH
                                                                                            MARCH 31,
                                                                                                 2018
                                                                                   ------------------

Investment income:
  Interest                                                                            $      410,499

Expenses:
  Trustee's fees                                                                              11,419
  Supervisory, evaluation and administration fees                                              8,275
  Tax fees                                                                                     2,444
  Audit fees                                                                                   2,500
  Licensing fees                                                                               3,394
  Post-effective filing fees                                                                   2,310
  Other expenses                                                                               1,314
                                                                                      ---------------
Total expenses                                                                                31,656
                                                                                      ---------------
Net investment income                                                                        378,843

Realized and unrealized loss on investments:
  Realized loss on investments                                                                (2,369)
  Net change in unrealized depreciation on investments                                      (288,414)
                                                                                      ---------------
Net loss on investments                                                                     (290,783)
                                                                                      ---------------

Net increase in net assets resulting from operations                                  $       88,060
                                                                                      ===============










See accompanying notes to financial statements.


6     Investment Summary

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO,
SERIES 119
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                          PERIOD FROM
                                                                                       APRIL 21, 2017
                                                                                     (INITIAL DATE OF
                                                                                     DEPOSIT) THROUGH
                                                                                            MARCH 31,
                                                                                                 2018
                                                                                   ------------------

Operations:
  Net investment income                                                               $      378,843
  Realized loss on investments                                                                (2,369)
  Net change in unrealized depreciation on investments                                      (288,414)
                                                                                      ---------------
Net increase in net assets resulting from operations                                          88,060

Distributions to unitholders:
  Net investment income                                                                     (355,642)
                                                                                      ---------------
Total distributions to unitholders                                                          (355,642)

Capital transactions:
  Redemption of 196 units                                                                   (202,035)
                                                                                      ---------------
Total decrease in net assets                                                                (469,617)

Net assets:
  At the beginning of the period                                                           9,143,340
                                                                                      ---------------

  At the end of the period (including distributions in excess applicable to trust units of $(48,859) at
       March 31, 2018)                                                                $    8,673,723
                                                                                      ===============

Trust units outstanding at the end of the period                                               8,604
                                                                                      ===============



See accompanying notes to financial statements.


                                                        Investment Summary     7

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO,
SERIES 119
SCHEDULE OF INVESTMENTS
MARCH 31, 2018


  PRINCIPAL              NAME OF ISSUER, INTEREST RATE                                       REDEMPTION             VALUE OF
   AMOUNT                   AND MATURITY DATE(1)                                             FEATURE(2)           SECURITIES(3)
------------------------------------------------------------------------------------     --------------------------------------

CORPORATE BONDS--100.00%

                 CONSUMER DISCRETIONARY - 19.59%
    $400,000       Kohl's Corporation, 4.75% Due 12/15/2023 (4)                            11/1/2022 @ 100            $419,984
     800,000       Macy's Retail Holdings, Incorporated / Macy's, Inc.,
                        6.650% Due 07/15/2024 (4)                                           3/1/2024 @ 100             876,016
     400,000       QVC, Incorporated, 5.125% Due 07/02/2022 (4)                                                        412,572

                 ENERGY - 17.66%
     400,000       Enable Midstream Partners, L.P., 3.90% Due 05/15/2024 (4)               11/1/2023 @ 100             390,236
     800,000       Murphy Oil Corporation, 4.45% Due 12/01/2022 (4) (7)                     9/1/2022 @ 100             774,000
     400,000       Nabors Industries Inc., 5.10% Due 09/15/2023 (4)                        6/15/2023 @ 100             376,000

                 FINANCIALS - 9.58%
     400,000       Block Financial, LLC / H&R Block, Inc.,
                        5.50% Due 11/01/2022 (4) (7)                                        5/1/2022 @ 100             424,284
     400,000       Leucadia National Corporation, 5.50% Due 10/18/2023 (4)                 1/18/2023 @ 100             411,260

                 HEALTH CARE - 3.18%
     275,000       HCA, Inc., 5.00% Due 03/15/2024 (4)                                                                 277,750

                 INDUSTRIALS - 8.54%
     800,000       Pitney Bowes Inc., 4.625% Due 03/15/2024 (4)                           12/15/2023 @ 100             745,000

                 INFORMATION TECHNOLOGY - 13.92%
     400,000       Jabil Inc. (formerly Jabil Circuit, Incorporated),
                        4.70% Due 09/15/2022 (4)                                                                       413,200
     800,000       Seagate HDD Cayman/Seagate Technology Public Limited Company,
                        4.75% Due 06/01/2023 (4) (5)                                                                   800,776

                 MATERIALS - 14.06%
     400,000       AngloGold Ashanti Holdings, PLC / AngloGold Ashanti Limited,
                        5.125% Due 08/01/2022 (4) (5)                                                                  412,280
     400,000       Carpenter Technology Corporation, 4.45% Due 03/01/2023 (4)                                          400,356
     400,000       Methanex Corporation, 5.25% Due 03/01/2022 (4) (5)                                                  413,892

                 REAL ESTATE - 13.47%
     400,000       CBL & Associates Limited Partnership, 5.25% Due 12/01/2023 (4)           9/1/2023 @ 100             346,056
     400,000       Corporate Office Properties, L.P., 5.25% Due 02/15/2024 (4)             4/15/2023 @ 100             420,652
     400,000       Omega Healthcare Investors, Inc., 4.95% Due 04/01/2024 (4)              2/15/2023 @ 100             408,268

-------------                                                                                                     -------------
  $8,675,000     Total (Investment cost: $9,010,996)                                                                $8,722,582
=============                                                                                                     =============


    See accompanying notes to Schedule of Investments and notes to financial statements.


8     Investment Summary

Notes to Schedule of Investments

(1) The bonds may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur

(2) This is the year in which each bond is initially or currently callable and the call price for that year. Each bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds. The bonds may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur.

(3) See Note 1 to the accompanying financial statements for a description of the method of determining value.

(4) This security has a "make whole" call option and is redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of the security, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on U.S. Treasury obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

(5)  This is a bond issued by a foreign company.

     Corporate bonds comprise 100.00% of the investments in the trust, broken down by country of organization as set forth below:

               Canada                 4.74%
               Cayman Islands         9.18%
               Isle of Man            4.73%
               United States         81.35%

(6) Any bond marked with this note was issued at an original issue discount. Tax issues related to these bonds are described under "Understanding Your Investment--Taxes."

(7)  This bond is subject to potential interest rate adjustments, not to exceed
     2.00 percentage points above the bond's original interest rate, if either Moody's Investor Service or Standard & Poor's (or, in certain limited circumstances, another ratings service) downgrades their rating for this bond (or upgrades the rating after such a downgrade). The interest rate set forth here represents the current interest rate applicable to the bond.











                 See accompanying notes to financial statements.



                                                        Investment Summary     9

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO, SERIES 119
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

Advisors Asset Management, Inc. is the trust's sponsor and evaluator.

BASIS OF ACCOUNTING

The financial statements are presented on the accrual basis of accounting.

VALUATION OF SECURITIES

The evaluator generally determines the value of securities on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the market by appraisal, or (d) by any combination of the above. Accounting Standards Codification 820, "Fair Value Measurements" establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the trust. The framework under the standard is comprised of a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

     Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the trust has the ability to access as of the measurement date.

     Level 2: Significant observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

     Level 3: Significant unobservable inputs that reflect a trust's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level as described above.

The following table summarizes the trust's investments as of March 31, 2018, based on inputs used to value them:

     VALUATION INPUTS         INVESTMENTS IN SECURITIES
     --------------------------------------------------
     Level 1                       $          -
     Level 2                          8,722,582
     Level 3                                  -
     --------------------------------------------------
     Total                         $  8,722,582
     ==================================================


10     Investment Summary

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO, SERIES 119
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


INVESTMENT TRANSACTIONS

Securities transactions are accounted for on a trade basis. Net realized gain and losses from sales of securities are determined on the specific identification cost method.

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations. As required, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

ORGANIZATION COSTS

Organization costs are expensed as incurred.


2.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized depreciation at March 31, 2018:

     Gross unrealized appreciation       $     6,024
     Gross unrealized depreciation          (294,438)
                                         ------------
     Net unrealized depreciation         $  (288,414)
                                         ============











                                                       Investment Summary     11

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO, SERIES 119
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


3.  FEDERAL INCOME TAXES

The trust is organized as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the trust's policy to comply with the special provisions of the Code available to regulated investment companies. Such provisions were complied with and, therefore, no federal income tax provision is required.

The trust accounts for uncertain tax positions under FASB ASC Topic 740, "Income Taxes", ("ASC 740"). The trust has recognized no liabilities in connection with ASC 740 in the accompanying financial statements.

As of December 31, 2017, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income            $         -

Undistributed long-term capital gains              -
                                         ------------
Accumulated earnings                               -

Accumulated capital and other losses*              -

Unrealized depreciation                     (127,124)
                                         ------------
Total accumulated deficit                $  (127,124)
                                         ============

* On December 31, 2017, the trust had no net capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The aggregate cost, for federal income tax purposes, of the portfolio of investments is $9,010,996 and the gross unrealized appreciation and depreciation for the investments on a tax basis is $37,116 and $(164,240), respectively.


4.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of units of the trust was based on the net asset value per unit on the date of an investor's purchase, plus a pro rata share of the daily accrued interest, plus organization costs, plus a sales fee of 3.00% of the public offering price. The cost to investors of units of the trust for secondary market transactions is the public offering price of units plus a pro rata share of the daily accrued interest. The public offering price for secondary market transactions is based on the net asset value per unit on the date of an investor's purchase, plus a sales fee of 3.00% of the public offering price.

DISTRIBUTIONS

Distributions of net investment income to unitholders are declared and paid monthly.


12     Investment Summary

ADVISORS DISCIPLINED TRUST 1500
ADVISORS CORPORATE TRUST--NAVELLIER/DIAL HIGH INCOME OPPORTUNITIES PORTFOLIO, SERIES 119
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


5.  SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date these financial statements were issued. There were no subsequent events since March 31, 2018 that would require adjustment to or additional disclosure in these financial statements.


6.  FINANCIAL HIGHLIGHTS

                                                                       PERIOD FROM
                                                                    APRIL 21, 2017
                                                         (INITIAL DATE OF DEPOSIT)
                                                                           THROUGH
                                                                    MARCH 31, 2018
                                                         -------------------------

PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period                             $    1,039.02
                                                                   --------------

  Income from investment operations:
  Net investment income                                                    43.36
  Net realized and unrealized loss
       on investment transactions                                         (33.52)
                                                                   --------------
  Total from investment operations                                          9.84

  Distributions to unitholders:
  Net investment income                                                   (40.76)
                                                                   --------------
  Total distributions                                                     (40.76)
                                                                   --------------

  Net asset value, end of period                                   $    1,008.10
                                                                   ==============

TOTAL RETURN (A):                                                           0.68%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (B):
  Expenses                                                                  0.35%
  Net investment income                                                     4.21%


(a)  Not annualized for periods less than one full year.

(b)  Annualized for periods less than one full year.


                                                       Investment Summary     13

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of the trust on any business day the New York Stock
Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM. When you buy units, you pay the public offering price of units plus accrued interest, if any. The public offering price of units includes:

  *  the net asset value per unit plus

  *  the sales fee.

  The "net asset value per unit" is the value of the securities, cash and other assets in the trust reduced by the liabilities of the trust divided by the total units outstanding. We often refer to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time and properly transmit the order to us by the time that we designate, then you will receive the price computed on the date of receipt. If we receive your order after the close of regular trading on the New York Stock Exchange, if authorized financial professionals receive your order after that time or if orders are received by such persons and are not transmitted to us by the time that we designate, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

  Accrued interest represents unpaid interest on a security from the last day it paid interest. Accrued interest on the trust units consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on bonds in the trust from the last day on which interest was paid on the bonds. Interest on the bonds is generally paid semi-annually, although the trust accrues such interest daily. Because your trust always has an amount of interest earned but not yet collected, the public offering price of units will have added to it the proportionate share of accrued interest to the date of settlement. The second element of accrued interest arises because of the structure of the trust's interest account. The trustee has no cash for distribution to unitholders until it receives interest payments on the bonds in the trust and may be required to advance its own funds to make trust interest distributions. As a result, interest account balances are established to limit the need for the trustee to advance funds in connection with such interest distributions. If you sell or redeem your units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your units.

  VALUE OF THE SECURITIES. We determine the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. We generally determine the value of securities based on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the


14     Understanding Your Investment
market by appraisal, or (d) by any combination of the above. The offering side price generally represents the price at which investors in the market are willing to sell a security and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a security. The bid side evaluation is lower than the offering side evaluation.

  SALES FEE. You pay a fee in connection with purchasing units. We refer to this fee as the "sales fee." The maximum sales fee equals 3.00% of the public offering price per unit at the time of purchase. You pay the sales fee at the time you buy units.

  MINIMUM PURCHASE. The minimum amount you can purchase of the trust appears on page 3 under "Essential Information", but such amounts may vary depending on your selling firm.

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units.

  Fee Accounts. Investors may purchase units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge investor accounts ("Fee Accounts") periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with an investment account for which a comprehensive "wrap fee" charge ("Wrap Fee") is imposed. You should consult your financial professional to determine whether you can benefit from these accounts. If units of the trust are purchased for a Fee Account and the units are subject to a Wrap Fee in such Fee Account (i.e., the trust is "Wrap Fee Eligible"), then investors may be eligible to purchase units of the trust in these Fee Accounts at the public offering price less the regular underwriter or dealer concession.

  Certain Fee Account investors may be assessed transaction or other fees on the purchase and/or redemption of units by their broker-dealer or other processing organizations for providing certain transaction or account activities. We reserve the right to limit or deny purchases of units in Fee Accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the trust.

  Employees. We waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of the sponsor and its affiliates. We also waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of selling firms. These purchases are made at the public offering price per unit less the applicable dealer concession. Immediate family members for the purposes of this section include your spouse, children (including step-children) under the age of 21 living in the same household, and parents (including step-parents). All employee discounts are subject to the policies of the related selling firm, including but not limited to, householding policies or limitations. Only officers, directors and employees (and their immediate family members) of selling firms that allow such persons to participate in this employee discount program are eligible for the discount.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed.


                                            Understanding Your Investment     15

                             HOW TO SELL YOUR UNITS

  You can sell or redeem your units on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit. The sale and redemption price is sometimes referred to as the "liquidation price". Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current net asset value. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current redemption price.

  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York Mellon, on any day the New York Stock Exchange is open.
The redemption price that you will receive for units is equal to the net asset value per unit. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the trustee by the time designated by the trustee, are priced based on the date of receipt. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the trustee until after the time designated by the trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is received after that time or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take two business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents


16     Understanding Your Investment
such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in complete form.

  EXCHANGE OPTION. You may be able to exchange your units for units of our other unit trusts. You can contact your financial professional for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences.

                                  DISTRIBUTIONS

  MONTHLY DISTRIBUTIONS. Your trust generally pays interest from its net investment income (pro-rated on an annual basis) along with any available principal paid on the securities on each monthly distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" in the "Investment Summary" section of this prospectus. In some cases, your trust might pay a special distribution if it holds an excessive amount of cash pending distribution. The amount of your distributions will vary from time to time as interest and principal payments change or trust expenses change.

  Interest received by the trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the trustee to the trust's "interest account". Other receipts are credited to the "principal account". After deduction of amounts sufficient to reimburse the trustee, without interest, for any amounts advanced and paid to the sponsor as the unitholder of record as of the first settlement date, interest received will be distributed on each distribution date to unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the principal account will be distributed on each distribution date to unitholders of record as of the preceding record date provided that the amount available for distribution therein shall equal at least $1.00 per unit.

  Because interest payments are not received by the trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the interest account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The trustee is reimbursed for these advances from funds in the interest account on the next record date. Investors who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

  ESTIMATED DISTRIBUTIONS. The estimated net annual interest income per unit and estimated normal monthly distribution per unit are shown under "Essential Information" in the "Investment Summary" section of this prospectus as of the date set forth herein. We base these amounts on the estimated cash flows of the bonds per unit. The actual distributions that you receive will vary from these estimates with changes in expenses, interest rates and maturity, call, default or sale of bonds. You may request the estimated cash flows from the sponsor. The estimated cash flows are computed


                                            Understanding Your Investment     17
based on factors described under "Understanding Your Investment--How the Trust Works--Estimated Current and Long-Term Returns".

  REPORTS. The trustee or your financial professional will make available to you a statement showing income and other receipts of your trust for each distribution. Each year the trustee or your financial professional will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK. Market risk is the risk that the value of the securities in your trust will fluctuate. This could cause the value of your units to fall below your original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

  INTEREST RATE RISK. Interest rate risk is the risk that the value of securities will fall if interest rates increase. The securities in your trust typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes. The securities in your trust may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates.

  CREDIT RISK. Credit risk is the risk that a security's issuer or insurer is unable to meet its obligation to pay principal or interest on the security.

  SECTOR CONCENTRATION RISK. Sector concentration risk is the risk that the value of your trust is more susceptible to fluctuations based on factors that impact a particular sector because the portfolio concentrates in companies within that sector. A portfolio "concentrates" in a sector when securities in a particular sector make up 25% or more of the portfolio. Refer to the "Principal Risks" in the "Investment Summary" section in this prospectus for sector concentrations.

  CALL RISK. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your trust are called, your trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Schedule of Investments".


18     Understanding Your Investment

  BOND QUALITY RISK. Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

  HIGH YIELD BOND RISK. The trust may invest in high yield bonds or unrated bonds. High yield, high risk bonds are subject to greater market fluctuations and risk of loss than bonds with higher investment ratings. The value of these bonds will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

  High yield or "junk" bonds, the generic names for bonds rated below "BBB" by Standard & Poor's or "Baa" by Moody's, are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed. Bonds rated below BBB or Baa are considered speculative as these ratings indicate a quality of less than investment grade. Because high yield bonds are generally subordinated obligations and are perceived by investors to be riskier than higher rated bonds, their prices tend to fluctuate more than higher rated bonds and are affected by short-term credit developments to a greater degree.

  The market for high yield bonds is smaller and less liquid than that for investment grade bonds. Due to the smaller, less liquid market for high yield bonds, the bid-offer spread on such bonds is generally greater than it is for investment grade bonds and the purchase or sale of such bonds may take longer to complete.

  LIQUIDITY RISK. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security because these securities generally trade in the over-the-counter market (they are not listed on a securities exchange).

  LITIGATION AND LEGISLATION RISK. Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your trust. Litigation could challenge an issuer's authority to issue or make payments on securities.

  FOREIGN ISSUER RISK. An investment in securities of foreign issuers involves certain risks that are different in some respects from an investment in securities of domestic issuers. These include risks associated with future political and economic developments, international trade conditions, foreign withholding taxes, liquidity concerns, currency fluctuations, volatility, restrictions on foreign investments and exchange of securities, potential for expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, potential inability to collect when a company goes bankrupt and economic, political or social instability. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy for reasons including differences in growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. There may be less publicly available information about a foreign issuer than is available from a domestic issuer as a result of different accounting, auditing and financial reporting standards. Some foreign markets are less liquid than U.S. markets which could cause securities to be bought at a higher price or sold at a lower price than would be the case in a highly liquid market.

  Securities of certain foreign issuers may be denominated or quoted in currencies other than the U.S. dollar. Foreign issuers also make payments and conduct business in foreign currencies. Many foreign currencies have fluctuated widely in value against the U.S. dollar for various economic


                                            Understanding Your Investment     19
and political reasons. Changes in foreign currency exchange rates may affect the value of foreign securities and dividend payments. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. The U.S. dollar value of income payments on foreign securities will fluctuate similarly with changes in foreign currency values.

  Brokerage and other transaction costs on foreign exchanges are often higher than in the U.S. and there is generally less governmental supervision of exchanges, brokers and issuers in foreign countries. The increased expense of investing in foreign markets may reduce the amount an investor can earn on its investments and typically results in a higher operating expense ratio than investments in only domestic securities. Custody of certain securities may be maintained by a global custody and clearing institution. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of domestic securities. Round lot trading requirements exist in certain foreign securities markets which could cause the proportional composition and diversification of the portfolio to vary when the trust buys or sells securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. "When, as and if issued" bonds are bonds that trade before they are actually issued. Bonds purchased on a "when issued" basis have not yet been issued by the issuer on the trust's inception date although such issuer has committed to issue such bonds. This means that the sponsor can only deliver them to the trust "when, as and if" the bonds are actually issued. In addition, other bonds may have been purchased by the sponsor on a "delayed delivery" basis. These bonds are expected to be delivered to the trust after the trust's first settlement date (normally two business days after the trust's inception date).

  Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your trust until the bond is delivered to the trust. You may have to adjust your tax basis of any bonds delivered after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your units and the delivery of the bonds to your trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase units even though your trust has not yet received them.

  ORIGINAL ISSUE DISCOUNT BONDS. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make


20     Understanding Your Investment
current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  MARKET DISCOUNT. The portfolio of the trust may consist of some bonds whose current market values were below the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being less than the principal value is that the interest rate of such bonds is at a lower rate than the current market interest rates for comparable bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates.

  PREMIUM BONDS. The portfolio of the trust may consist of some bonds whose current market values were above the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being higher than the principal value is that the interest rate of such bonds is at a higher rate than the current market interest rates for comparable bonds. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the principal value becomes payable. Because part of the purchase price is effectively returned not at maturity but through current income payments, early redemption of a premium bond at par or any other amount below the trust's purchase price will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the bonds have a market value that represents a premium over par or for original issue discount securities a premium over the accreted value.

                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940. We created the trust under a trust agreement between Advisors Asset Management, Inc. (as depositor/sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited securities with the trustee (or contracts to purchase securities along with an irrevocable letter of credit or other consideration to pay for the securities). In exchange, the trustee delivered units of your trust to us.
Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates. The number of units, fractional interest of each unit in a trust, estimated interest distributions per unit and estimated current and long-term returns will increase or decrease to the extent of any adjustment.

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed. Your trust will generally buy and sell securities:

  *  to pay expenses,

  *  to issue additional units or redeem units,

  *  in limited circumstances to protect the trust,

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as permitted by the trust agreement.

  When your trust sells securities, the composition and diversity of the securities in the portfolio


                                            Understanding Your Investment     21
may be altered. Your trust will generally reject any offer for securities or other property in exchange for the securities in its portfolio. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds.

  We may increase the size of your trust as we sell units. When we create additional units, we will seek to maintain a portfolio that replicates the principal amounts of the securities in the portfolio. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. Because the trust pays the brokerage fees associated with the creation of new units and with the sale of securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust or the trustee.

  In the event of a failure to deliver any bond that has been purchased for the trust under a contract ("failed bonds"), the sponsor is authorized to purchase other bonds ("replacement bonds"). The trustee shall pay for replacement bonds out of funds held in connection with the failed bonds and will accept delivery of such bonds to make up the original principal of the trust. The replacement bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the failed bonds. Whenever a replacement bond has been acquired for the trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the replacement bond and shall, on the next distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the failed bond exceeded the cost of the replacement bond. In addition, a replacement bond must (at the time of purchase):

  * have a fixed maturity or disposition date comparable to that of the failed bond it replaces without equity or other conversion features and having no warrants or subscription privileges attached;

  *  be payable in U.S. currency; and

  * be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or in effect guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the replacement bonds.

  If the right of limited substitution described above shall not be used to acquire replacement bonds in the event of a failed contract, the sponsor will refund the sales charge attributable to such failed bonds to all unitholders of the trust, and distribute the principal attributable to such failed bonds on the next monthly distribution date which is more than 30 days thereafter. In the event a replacement bond is not acquired by the trust, the estimated net annual interest income per unit would be reduced and the estimated current and long-term returns might be lowered.

  ESTIMATED CURRENT AND LONG-TERM RETURNS. The estimated current return and the estimated long-term return are shown under "Essential Information" in the "Investment Summary" section of this prospectus as of the date set forth


22     Understanding Your Investment
herein. Estimated current return is calculated by dividing the estimated net annual interest income per unit by the public offering price. The estimated net annual interest income per unit will vary with changes in fees and expenses of your trust and with the default, redemption, maturity, exchange or sale of bonds. The public offering price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with units. Since the value and estimated retirements of the bonds and the expenses of your trust will change, there is no assurance that the present estimated long-term return will be realized in the future. The estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while the estimated current return calculation includes only net annual interest income and public offering price.

  In order to acquire certain bonds, it may be necessary for the sponsor or trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the sponsor on the trust's inception date. This cash may exceed the interest which would accrue to the first settlement date. The trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

  AMENDING THE TRUST AGREEMENT. The sponsor and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not adversely affect your interest (as determined by the sponsor and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate upon the maturity, payment, redemption, sale or other liquidation of all of the securities in the portfolio. The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. The trustee will liquidate the trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If this happens, we will refund any sales charge that you paid.

  You will receive your final distribution within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

  THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. We are a broker-dealer specializing in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. Our headquarters are located at


                                            Understanding Your Investment     23

18925 Base Camp Road, Monument, Colorado 80132. You can contact our unit investment trust division at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of this prospectus. AAM is a registered broker-dealer and investment adviser, a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and Securities Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board (MSRB). If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust.

  We and your trust have adopted a code of ethics requiring our employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

  The sponsor or an affiliate may use the list of securities in the trust in its independent capacity (which may include acting as an investment adviser or broker-dealer) and distribute this information to various individuals and entities. The sponsor or an affiliate may recommend or effect transactions in the securities. This may also have an impact on the price your trust pays for the securities and the price received upon unit redemption or trust termination. The sponsor may act as agent or principal in connection with the purchase and sale of securities, including those held by the trust, and may act as a specialist market maker in the securities. The sponsor may also issue reports and make recommendations on the securities in the trust. The sponsor or an affiliate may have participated in a public offering of one or more of the securities in the trust. The sponsor, an affiliate or their employees may have a long or short position in these securities or related securities. An officer, director or employee of the sponsor or an affiliate may be an officer or director for the issuers of the securities.

  THE TRUSTEE. The Bank of New York Mellon is the trustee of your trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying us and investors.

  PORTFOLIO CONSULTANT.  The Portfolio Consultant, Navellier & Associates,
Inc., is a privately owned registered investment adviser. Louis G. Navellier is the majority owner of the Portfolio Consultant which was founded in 1987 and is based in Reno, Nevada. In addition to providing portfolio consulting services to the trust, the Portfolio Consultant provides investment management services to individuals, Taft-Hartley plans, corporate pension funds, endowments, and foundations. The Portfolio Consultant is not an affiliate of the sponsor. The Portfolio Consultant selected a list of bonds to be included in the portfolio based on the criteria provided by the sponsor. The Portfolio Consultant makes no representations that the bond portfolio will achieve the investment objectives or will be profitable or suitable for any particular potential investor. The sponsor did not select the bonds for the trust.

  The Portfolio Consultant may use the list of bonds in its independent capacity as an investment adviser and distribute this information to various individuals and entities. The Portfolio Consultant


24     Understanding Your Investment
may recommend to other clients or otherwise effect transactions in the bonds held by the trust. This may have an adverse effect on the prices of the bonds. This also may have an impact on the price the trust pays for the bonds and the price received upon unit redemptions or liquidation of the bonds. The Portfolio Consultant also issues reports and makes recommendations on securities, which may include the bonds in the trust.

  Neither the Portfolio Consultant nor the sponsor manages the trust. Opinions expressed by the Portfolio Consultant are not necessarily those of the sponsor, and may not actually come to pass. The Portfolio Consultant is being compensated for its portfolio consulting services, including selection of the trust portfolio.

  The Portfolio Consultant has a consulting agreement with Dial which covers the assistance provided for the portfolio selection for the trust among other things. Dial is not being compensated by the trust or the sponsor. Dial is a privately owned investment adviser registered in the state of Texas. Dial was founded in 2002 and is based in The Woodlands, Texas. The principal executive officer of Dial is Mike Lanier, who has over 30 years experience in the credit markets. Dial is not an affiliate of the sponsor.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. These distribution firms each receive part of the sales fee when they sell units. The broker-dealer concession or agency commission for broker-dealers and other firms is equal to 2.50% of the public offering price per unit at the time of purchase.

  We currently provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of our products by the intermediary or its agents, the placing of our products on a preferred or recommended product list and access to an intermediary's personnel. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of our products. We make such payments to a substantial majority of intermediaries that sell our products. We may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing or purchasing trading systems to process unit trades. Payments of such additional compensation described in this paragraph and the volume concessions described above, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend our products, including this trust, over other products. These arrangements will not change the price you pay for your units.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.


                                            Understanding Your Investment     25

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units.

                                      TAXES

  This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

  This federal income tax summary is based in part on the advice of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

  As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

  TRUST STATUS. The trust intends to qualify as a "regulated investment company" under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay federal income taxes. An adverse federal income tax audit of a partnership that the trust invests in could result in the trust being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).

  DISTRIBUTIONS. Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your trust's distributions into three categories, ordinary income distributions, capital gain dividends and return of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the trust may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your units. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. A return of capital, although not initially taxable to you, will result in a reduction in the basis in your units and subsequently result in higher levels of taxable capital gains in the future. In addition, if the non-dividend distribution exceeds your basis in your units, you will have long-term or short-term gain depending upon your holding period. The tax status of your distributions from your trust is not affected by whether you reinvest your distributions in additional units or receive them in cash. The income from your trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January


26     Understanding Your Investment
as if you had received them on December 31 of the previous year. Income from the trust may also be subject to a 3.8 percent "medicare tax". This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

  DIVIDENDS RECEIVED DEDUCTION. A corporation that owns units generally will not be entitled to the dividends received deduction with respect to many dividends received from the trust because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on units that are attributable to qualifying dividends received by the trust from certain corporations may be reported by the trust as being eligible for the dividends received deduction.

  SALE OR REDEMPTION OF UNITS. If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from the amount you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your units.

  CAPITAL GAINS AND LOSSES. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the "medicare tax" discussed above.

  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. However, if you receive a capital gain dividend from your trust and sell your unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

  EXCHANGES. If you elect to have your proceeds from your trust rolled over into a future series of the trust, the exchange would generally be considered a sale for federal income tax purposes.

  TREATMENT OF TRUST EXPENSES. Expenses incurred and deducted by your trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. You may not be able to deduct some or all of these expenses.

  FOREIGN TAX CREDIT. If your trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

  FOREIGN INVESTORS. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the


                                            Understanding Your Investment     27
trust will be characterized as dividends for federal income tax purposes (other than dividends which the trust properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the trust that are properly reported by the trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the trust makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the trust beginning prior to 2015, distributions from the trust that are properly reported by the trust as an interest-related dividend attributable to certain interest income received by the trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the trust makes certain elections and certain other conditions are met. In addition, distributions in respect of units may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units by such persons may be subject to such withholding after December 31, 2018. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Fees and Expenses" section of the "Investment Summary" in this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor, evaluator and sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all of our unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses and expenses incurred in contacting you. Your trust may pay the costs of updating its registration statement each year. Your trust will pay a license fee for the use of certain service marks, trademarks, trade names and/or other property of Navellier & Associates, Inc. and Dial Capital Management, LLC. The trustee will generally pay trust expenses from interest income and principal payments received on the securities but in some cases may sell securities to pay trust expenses.

                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the trust and has given an opinion that the units are validly issued. Dorsey & Whitney LLP acts as counsel for the trustee.


28     Understanding Your Investment

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the financial statements in this prospectus.

                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).















                                            Understanding Your Investment     29

CONTENTS

INVESTMENT SUMMARY
-----------------------------------------------------------------------

A concise description        2     Investment Objective
of essential information     2     Principal Investment Strategy
about the portfolio          2     Principal Risks
                             3     Who Should Invest
                             3     Essential Information
                             3     Fees and Expenses
                             4     Financial Statements

UNDERSTANDING YOUR INVESTMENT
-----------------------------------------------------------------------

Detailed information to     14     How to Buy Units
help you understand         16     How to Sell Your Units
your investment             17     Distributions
                            18     Investment Risks
                            21     How the Trust Works
                            26     Taxes
                            28     Expenses
                            28     Experts
                            29     Additional Information

WHERE TO LEARN MORE
-----------------------------------------------------------------------

You can contact us for             VISIT US ON THE INTERNET
free information about             http://www.AAMlive.com
this and other investments,        CALL ADVISORS ASSET MANAGEMENT, INC.
including the Information          (877) 858-1773
Supplement                         CALL THE BANK OF NEW YORK MELLON
                                   (800) 848-6468



ADDITIONAL INFORMATION
-----------------------------------------------------------------------

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C.  20549
  VISIT:   http://www.sec.gov
           (EDGAR Database)
  CALL:    1-202-551-8090
           (only for information on the operation of the Public Reference Section)

REFER TO:
  ADVISORS DISCIPLINED TRUST 1500
  Securities Act file number:  333-204909
  Investment Company Act file number:  811-21056





                               ADVISORS CORPORATE
                           TRUST--NAVELLIER/DIAL HIGH
                              INCOME OPPORTUNITIES
                                   PORTFOLIO,
                                   SERIES 119



                                   PROSPECTUS

                                 JULY 31, 2018














                                     [LOGO]

                                      AAM

                                    ADVISORS
                                ASSET MANAGEMENT

                           ADVISORS DISCIPLINED TRUST

                             INFORMATION SUPPLEMENT

                                 SEPTEMBER 2017

      This Information Supplement provides additional information concerning the unit investment trust described in the prospectus. This Information Supplement should be read in conjunction with the prospectus. It is not a prospectus. It does not include all of the information that an investor should consider before investing in a trust. It may not be used to offer or sell units of a trust without the prospectus. This Information Supplement is incorporated into the prospectus by reference and has been filed as part of the registration statement with the Securities and Exchange Commission. Investors should obtain and read the prospectus prior to purchasing units of a trust. You can obtain the prospectus without charge at www.aamlive.com or by contacting your financial professional Advisors Asset Management, Inc. at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, or at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by calling (877) 858-1773. This Information Supplement is dated as of the date set forth above.


                                    CONTENTS

          General Information                                   2
          Investment Objective and Policies                     3
          Risk Factors                                          7
          Insurance on the Bonds                               44
          Administration of the Trust                          56
          Purchase, Redemption and Pricing of Units            63
          Performance Information                              68
          Description of Securities Ratings                    69

GENERAL INFORMATION

     Each trust is one of a series of separate unit investment trusts created under the name Advisors Disciplined Trust and registered under the Investment Company Act of 1940. Each trust was created as a common law trust on the initial date of deposit set forth in the prospectus for such trust under the laws of the state of New York. Each trust was created under a trust agreement among Advisors Asset Management, Inc. (as sponsor/depositor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). The sponsor provides services to unit investment trusts through its Advisors Asset Management division.

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. Additional units of each trust may be issued from time to time by depositing in the trust additional securities (or contracts for the purchase thereof together with cash or irrevocable letters of credit) or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities. As additional units are issued by a trust as a result of the deposit of additional securities by the sponsor, the aggregate value of the securities in the trust will be increased and the fractional undivided interest in the trust represented by each unit will be decreased. The sponsor may continue to make additional deposits of securities into a trust, provided that such additional deposits will be in principal amounts which will generally maintain the same original percentage relationship among the principal amounts of the securities in such trust established by the initial deposit of the securities. Thus, although additional units will be issued, each unit will generally continue to represent the same principal amount of each security, and the percentage relationship among the principal amount of each security in the related trust will generally remain the same. If the sponsor deposits cash to purchase additional securities, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay any associated brokerage fees.

     The trustee has not participated in the selection of the securities deposited in the trust and has no responsibility for the composition of the trust portfolio.

     Each unit initially offered represents an undivided interest in the related trust. To the extent that any units are redeemed by the trustee or additional units are issued as a result of additional securities being deposited by the sponsor, the fractional undivided interest in a trust represented by each unredeemed unit will increase or decrease accordingly, although the actual interest in such trust represented by such fraction will remain unchanged.
Units will remain outstanding until redeemed upon tender to the trustee by unitholders, which may include the sponsor, or until the termination of the trust agreement.

     A trust consists of (a) the securities listed under the "Schedule of Investments" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT OBJECTIVE AND POLICIES

     The prospectus provides additional information regarding the trust's objective and investment strategy. There is, of course, no guarantee that the trust will achieve its objective.

     The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The sponsor may not alter the portfolio of a trust by the purchase, sale or substitution of securities, except in the special circumstances discussed herein regarding the substitution of replacement securities for any failed securities. Thus, with the exception of the redemption or maturity of securities in accordance with their terms, the assets of a trust will remain unchanged under normal circumstances.

     The sponsor may direct the trustee to dispose of securities the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the sponsor the retention of such securities in a trust would be detrimental to the interest of the unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such trust for distribution to the unitholders.

     The sponsor is required to instruct the trustee to reject any offer made by an issuer of securities to issue new securities, or to exchange securities, for trust securities, the trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities or property received shall be deposited in the trust and shall be promptly sold by the trustee unless the sponsor advises the trustee to keep such securities or properties. The excess cash proceeds of any such sales will be distributed to unitholders.

     If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any excess cash proceeds to unitholders. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to the trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company (a "RIC") for federal tax purposes if the trust has elected to be taxed as a RIC.

     The trustee may sell securities, designated by the sponsor, from a trust for the purpose of redeeming units of such trust tendered for redemption and the payment of expenses.

     In addition, if a trust has elected to be taxed as a RIC, the trustee may dispose of certain securities and take such further action as may be needed from time to time to ensure that a trust continues to satisfy the qualifications of a RIC, including the requirements with respect to diversification under
Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any tax on a trust or undistributed income of a trust as a RIC.

     Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Principal Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided herein, in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited.

     Because certain of the securities in certain of the trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to unitholders and will not be reinvested, no assurance can be given that a trust will retain for any length of time its present size and composition. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any security. In the event of a failure to deliver any security that has been purchased for a trust under a contract, including those securities purchased on a "when, as and if issued" basis ("Failed Securities"), the sponsor is authorized under the trust agreement to direct the trustee to acquire other securities ("Replacement Securities") to make up the original corpus of such trust.

     Securities in certain of the trusts may have been purchased on a "when, as and if issued" or delayed delivery basis with delivery expected to take place after the first settlement date. Accordingly, the delivery of such securities may be delayed or may not occur. Interest on these securities begins accruing to the benefit of unitholders on their respective dates of delivery.
Unitholders of all trusts will be "at risk" with respect to any "when, as and if issued" or "delayed delivery" securities included in their respective trust (i.e., may derive either gain or loss from fluctuations in the evaluation of such securities) from the date they commit for units.

     The Replacement Securities must be purchased within twenty days after delivery of the notice that a contract to deliver a security will not be honored and the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Securities. The purchase price of the Replacement Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Failed Securities. In addition, no substitution of Replacement Securities will be made without an opinion of counsel that such substitution will not adversely affect the federal income tax status of the related trust. Whenever a Replacement Security is acquired for a trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the Replacement Security and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the Failed Security exceeded the cost of the Replacement Security. Once all of the securities in a trust are acquired, the trustee will have no power to vary the investments of the trust, i.e., the trustee will have no managerial power to take advantage of market variations to improve a unitholder's investment.

     If the right of limited substitution described in the preceding paragraphs is not utilized to acquire Replacement Securities in the event of a failed contract, the sponsor will refund the sales fee attributable to such Failed Securities to all unitholders of the trust and the trustee will distribute the principal and accrued interest attributable to such Failed Securities not more than thirty days after the date on which the trustee would have been required to purchase a Replacement Security. In addition, unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds would have earned for unitholders of such trust.

     Whether or not a Replacement Security is acquired, an amount equal to the accrued interest (at the coupon rate of the Failed Securities) will be paid to unitholders of the trust to the date the sponsor removes the Failed Securities from the trust if the sponsor determines not to purchase a Replacement Security or to the date of substitution if a Replacement Security is purchased. All such interest paid to unitholders which accrued after the date of settlement for a purchase of units will be paid by the sponsor. In the event a Replacement Security could not be acquired by a trust, the net annual interest income per unit for such trust would be reduced and the estimated current return and estimated long-term return might be lowered.

     Subsequent to the trust's inception, a security may cease to be rated or its rating may be reduced below any minimum required as of the trust's inception. Neither event requires the elimination of such investment from a trust, but may be considered in the sponsor's determination to direct the trustee to dispose of such investment.

     The sponsor may not alter the portfolio of a trust except upon the happening of certain extraordinary circumstances. Certain of the securities may be subject to optional call or mandatory redemption pursuant to sinking fund provisions, in each case prior to their stated maturity. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer, often at a premium over par. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par with proceeds from a fund accumulated for the scheduled retirement of a portion of an issue to maturity. Special or extraordinary redemption provisions may provide for redemption at par of all or a portion of an issue upon the occurrence of certain circumstances. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to special or extraordinary redemption provisions may occur, when the securities have an offering side evaluation which represents a premium over par, that is, when they are able to be refinanced at a lower cost. The proceeds from any such call or redemption pursuant to sinking fund provisions, as well as proceeds from the sale of securities and from securities which mature in accordance with their terms from a trust, unless utilized to pay for units tendered for redemption, will be distributed to unitholders of such trust and will not be used to purchase additional securities for such trust. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of a trust and the net annual interest income of such trust and may reduce the estimated current return and the estimated long-term return. The call, redemption, sale or maturity of securities also may have tax consequences to a unitholder.

     Certain of the securities in certain of the trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount securities at the time they were purchased and deposited in the trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced. A discount security held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and loss in the form of tax-exempt interest income than a comparable security newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the securities.

     Certain of the securities in the trust may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

     To the best of the sponsor's knowledge, there is no litigation pending as of the trust's inception in respect of any security which might reasonably be expected to have a material adverse effect on the trust. At any time after the trust's inception, litigation may be instituted on a variety of grounds with respect to the securities. The sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the trust. The sponsor and the trustee shall not be liable in any way for any default, failure or defect in any security.

RISK FACTORS

     MARKET RISK. You should understand the risks of investing in securities before purchasing units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the securities (and therefore units) will fall. Securities are especially susceptible to general stock market movements. The value of securities often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of units of a trust will fluctuate with the value of the securities in the trust and may be more or less than the price you originally paid for your units. As with any investment, no one can guarantee that the performance of a trust will be positive over any period of time. Because each trust is unmanaged, the trustee will not sell securities in response to market fluctuations as is common in managed investments. In addition, because some trusts hold a relatively small number of securities, you may encounter greater market risk than in a more diversified investment.

     CREDIT RISK. Credit risk is the risk that a borrower is unable to meet its obligation to pay principal or interest on a security. This could cause the value of an investment to fall and may reduce the level of dividends an investment pays which would reduce income.

     INTEREST RATE RISK. Interest rate risk is the risk that the value of fixed income securities and similar securities will fall if interest rates increase. Bonds and other fixed income securities typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes.

     LIQUIDITY RISK. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

     FOREIGN ISSUERS. An investment in securities of non-U.S. issuers involves certain investment risks that are different in some respects from an investment in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant securities, the possibility that the financial condition of the issuers of the securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of foreign securities), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. In addition, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs in foreign securities markets are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

     Securities issued by non-U.S. issuers generally pay income in foreign currencies and principally trade in foreign currencies. Therefore, there is a risk that the U.S. dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various securities.

     There can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to a trust. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of foreign securities and on the ability to liquidate securities. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign securities and correspondingly could affect the price of trust units.

     Investors should be aware that it may not be possible to buy all securities at the same time because of the unavailability of any security, and restrictions applicable to a trust relating to the purchase of a security by reason of the federal securities laws or otherwise.

     Foreign securities generally have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be exempt from the registration requirements of such Act. Sales of non-exempt securities in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these securities will generally be effected only in foreign securities markets. Investors should realize that the securities might be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of securities will be adversely affected if trading markets for the securities are limited or absent.

     EMERGING MARKETS. Compared to more mature markets, some emerging markets may have a low level of regulation, enforcement of regulations and monitoring of investors' activities. Those activities may include practices such as trading on material non-public information. The securities markets of developing countries are not as large as the more established securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. These factors may adversely affect the timing and pricing of the acquisition or disposal of securities. In certain emerging markets, registrars are not subject to effective government supervision nor are they always independent from issuers. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists, which, along with other factors, could result in the registration of a shareholding being completely lost. Investors could suffer loss arising from these registration problems. In addition, the legal remedies in emerging markets are often more limited than the remedies available in the United States.

     Practices pertaining to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in large part because of the need to use brokers and counterparties who are less well capitalized, and custody and registration of assets in some countries may be unreliable. As a result, brokerage commissions and other fees are generally higher in emerging markets and the procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments. Delays in settlement could result in investment opportunities being missed if a trust is unable to acquire or dispose of a security. Certain foreign investments may also be less liquid and more volatile than U.S. investments, which may mean at times that such investments are unable to be sold at desirable prices.

     Political and economic structures in emerging markets often change rapidly, which may cause instability. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities market and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In addition to withholding taxes on investment income, some governments in emerging markets may impose different capital gains taxes on foreign investors. Foreign investments may also be subject to the risks of seizure by a foreign government and the imposition of restrictions on the exchange or export of foreign currency. Additionally, some governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are considerable.

     Another risk common to most developing countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     CURRENCY RISK. A trust that invests in securities of non-U.S. issuers will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, a trust's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, a trust's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. A trust may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which a trust buys and sells currencies. A trust may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. A trust may also be subject to currency risk through investments in ADRs, GDRs and other non-U.S. securities denominated in U.S. dollars.

     SMALL-CAP AND MID-CAP COMPANIES. Smaller company stocks customarily involve more investment risk than larger company stocks. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

     The prices of small or mid-size company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small-cap and mid-cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a trust which contains these securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

     REAL ESTATE INVESTMENT TRUSTS. Many factors can have an adverse impact on the performance of a particular real estate investment trust or other real estate-related investments (a "REIT"), including its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. The success of REITs depends on various factors, including the occupancy and rent levels, appreciation of the underlying property and the ability to raise rents on those properties. Economic recession, overbuilding, tax law changes, higher interest rates or excessive speculation can all negatively impact REITs, their future earnings and share prices.

     REITs are subject to risks associated with the direct ownership of real estate which include, among other factors: general U.S. and global as well as local economic conditions; decline in real estate values; the financial health of tenants; overbuilding and increased competition for tenants; oversupply of properties for sale; changing demographics; changes in interest rates, tax rates and other operating expenses; changes in government regulations; changes in zoning laws; the ability of the owner to provide adequate management, maintenance and insurance; faulty construction and the ongoing need for capital improvements; the cost of complying with the Americans with Disabilities Act; regulatory and judicial requirements, including relating to liability for environmental hazards; natural or man-made disasters; changes in the perception of prospective tenants of the safety, convenience and attractiveness of the properties changes in neighborhood values and buyer demand; and the unavailability of construction financing or mortgage loans at rates acceptable to developers.

     Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Properties owned by a REIT may not be adequately insured against certain losses and may be subject to significant environmental liabilities, including remediation costs.

     You should also be aware that REITs may not be diversified and are subject to the risks of financing projects. The real estate industry may be cyclical, and, if a trust acquires REIT securities at or near the top of the cycle, there is increased risk of a decline in value of the REIT securities and therefore the value of the units. REITs are also subject to defaults by borrowers and the market's perception of the REIT industry generally.

     Because of their structure, and the legal requirement that they distribute a certain percentage of their taxable income to shareholders annually, REITs require frequent amounts of new funding, through both borrowing money and issuing stock. Thus, REITs historically have frequently issued substantial amounts of new equity shares (or equivalents) to purchase or build new properties. This may have adversely affected REIT equity share market prices. Both existing and new share issuances may have an adverse effect on these prices in the future, especially when REITs continue to issue stock when real estate prices are relatively high and stock prices are relatively low.

     The value of REITs and other real-estate related investments may also be affected by downturns in the housing and mortgage lending markets. In the past, government authorities have engaged in administrative and legislative action intended to address both short- and long-term difficulties facing the housing and mortgage lending markets and the broader economy. No one can predict the action that might be taken or the effect any action or inaction will have and it is possible that any actions taken by government authorities will not address or help improve the state of such difficulties as intended. Downturns in the housing market and corresponding government action may have far reaching consequences into many geographic regions and, consequently, the value of securities may decline in response to such developments.

     MASTER LIMITED PARTNERSHIPS. Master limited partnerships ("MLPs") are limited partnerships or limited liability companies that are generally taxed as partnerships whose interests are traded on securities exchanges. MLP ownership generally consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Most MLPs generally operate in the energy, natural resources or real estate sectors and are subject to the risks generally applicable to companies in those sectors. MLPs are also subject to the risk that authorities could challenge the tax treatment of MLPs for federal income tax purposes which could have a negative impact on the after-tax income available for distribution by the MLPs.

     BOND QUALITY RISK. Bond quality risk is the risk that a bond will fall in value if a rating agency decreases or withdraws the bond's rating.

     PREPAYMENT RISK. When interest rates fall, among other factors, the issuer of a fixed income security may prepay its obligations earlier than expected. Such amounts will result in early distributions to an investor who may be unable to reinvest such amounts at the yields originally invested which could adversely impact the value of your investment. Certain bonds include call provisions which expose such an investor to call risk. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates, in general, fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, the holder of such bond will receive principal but will not receive any future interest distributions on the bond. Such investor might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price paid for the bond and could be below the bond's par value. Certain bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events.

     EXTENSION RISK. When interest rates rise, among other factors, issuers of a security may pay off obligations more slowly than expected causing the value of such obligations to fall.

     PREMIUM BONDS. Certain of the bonds held by the trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

     MARKET DISCOUNT. Certain of the bonds held by the trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount securities at the time of purchase are lower than the current market interest rates for newly issued securities of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced.

     ORIGINAL ISSUE DISCOUNT BONDS. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as taxable interest income for U.S. federal income tax purposes.

     ZERO COUPON BONDS. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

     "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in the prospectus. The delivery of any such bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to a trust after their respective expected dates of delivery, unitholders who purchase their unit prior to the date such bonds are actually delivered to the trustee would be required to adjust their tax basis in their unit for a portion of the interest accruing on such bonds during the interval between their purchase of unit and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a trust and estimated annual expenses other than that of the trustee (which may be reduced in the first year only) do not vary from that set forth in the prospectus. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for unit.

     RESTRICTED SECURITIES. Certain securities may only be resold pursuant to Rule 144A under the Securities Act. Such securities may not be readily marketable. Restricted securities may be sold only to purchasers meeting certain eligibility requirements in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration of such securities under the Securities Act is required, an owner may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time an owner may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, an owner might obtain a less favorable price than that which prevailed when it decided to sell.

     HIGH-YIELD SECURITIES. "High-yield" or "junk" securities, the generic names for securities rated below BBB by Standard & Poor's or below Baa by Moody's (or similar ratings of other rating agencies), are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. These obligations that are considered below "investment grade" and should be considered speculative as such ratings indicate a quality of less than investment grade. The market for high-yield securities is very specialized and investors in it have been predominantly financial institutions. High-yield securities are generally not listed on a national securities exchange. Trading of high-yield securities, therefore, takes place primarily in over-the-counter markets that consist of groups of dealer firms that are typically major securities firms. Because the high-yield security market is a dealer market, rather than an auction market, no single obtainable price for a given security prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. Not all dealers maintain markets in all high-yield securities. Therefore, since there are fewer traders in these securities than there are in "investment grade" securities, the bid-offer spread is usually greater for high yield securities than it is for investment grade securities. The price at which the securities may be sold to meet redemptions and the value of a trust may be adversely affected if trading markets for the securities are limited or absent.

     An investment in "high-yield, high-risk" debt obligations or "junk" obligations may include increased credit risks and the risk that the value of the units will decline, and may decline precipitously, with increases in interest rates. During certain periods there have been wide fluctuations in interest rates and thus in the value of debt obligations generally. Certain high-yield securities may be subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high-risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

     Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a security is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the security will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of these securities tend to fluctuate more than higher- rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk securities may fluctuate more than the market value of higher-rated securities since these securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debt-holders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk securities are also affected by variables such as interest rates, inflation rates and real growth in the economy.

      Should the issuer of any security default in the payment of principal or interest, the holders of such security may incur additional expenses seeking payment on the defaulted security. Because the amounts (if any) recovered in payment under the defaulted security may not be reflected in the value of units of a trust until actually received, and depending upon when a unitholder purchases or sells his or her units, it is possible that a unitholder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

     High-yield, high-risk securities are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

     SENIOR LOANS. Senior loans may be issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. Senior loans generally are of below investment grade credit quality and may be unrated at the time of investment. They generally are not registered with the Securities and Exchange Commission (the "SEC") or any state securities commission and generally are not listed on any securities exchange.

     An investment in senior loans involves risk that the borrowers under senior loans may default on their obligations to pay principal or interest when due. Although senior loans may be secured by specific collateral, there can be no assurance that liquidation of collateral would satisfy the borrower's obligation in the event of non-payment or that such collateral could be readily liquidated. Senior loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on an investment in senior loans will generally decline in a falling interest rate environment and increase in a rising interest rate environment.

     The amount of public information available on senior loans generally will be less extensive than that available for other types of assets. No reliable, active trading market currently exists for many senior loans, although a secondary market for certain senior loans does exist. Senior loans are thus relatively illiquid. The illiquidity of senior loans may impair a fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true value of the securities. However, many senior loans are of a large principal amount and are held by financial institutions. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in a trust's net asset value.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in depressed prices. The price for the senior loan may be adversely affected if sold at a time when a financial institution is engaging in such a sale.

     Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of senior loans. Any lender is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

     FLOATING RATE INSTRUMENTS. A floating rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in a benchmark, often related to interest rates. As a result, the yield on such a security will generally decline with negative changes to the benchmark, causing an investor to experience a reduction in the income it receives from such securities. A sudden and significant increase in the applicable benchmark may increase the risk of payment defaults and cause a decline in the value of the security.

     ASSET-BACKED SECURITIES. Asset-backed securities ("ABS") are securities backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

     MORTGAGE-BACKED SECURITIES. Mortgage backed securities are a type of ABS representing direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and can include single and multi-class pass through securities and collateralized mortgage obligations. Mortgage backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this. Rising interest rates tend to extend the duration of mortgage backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-backed securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.

     CONCENTRATION RISK. Concentration risk is the risk that the value of a trust may be more susceptible to fluctuations based on factors that impact a particular sector because the trust provides exposure to investments concentrated within a particular sector or sectors.

     CONSUMER DISCRETIONARY AND CONSUMER STAPLES SECTORS. The profitability of companies that manufacture or sell consumer products or provide consumer services will be affected by various factors including the general state of the economy and consumer spending trends. In the past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Many retailers are involved in entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.

     ENERGY SECTOR. Energy companies may include but are not limited to companies involved in: production, generation, transmission, marketing, control, or measurement of energy; the provision of component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control.

     The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the securities issued by energy companies may be subject to rapid price volatility.

     Any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy sector or the environment could have a negative impact on the petroleum products sector. While legislation has been enacted to deregulate certain aspects of the oil sector, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum sector securities.

     FINANCIALS SECTOR. Companies in the financials sector may include banks and their holding companies, finance companies, investment managers, broker-dealers, insurance and reinsurance companies and mortgage REITs. Banks and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, banks and their holding companies are extensively regulated at both the federal and state level and may be adversely affected by increased regulations. Banks face increased competition from nontraditional lending sources as regulatory changes permit new entrants to offer various financial products. Technological advances allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Banks are already facing tremendous pressure from mutual funds, brokerage firms and other providers in the competition to furnish services that were traditionally offered by banks.

     Companies engaged in investment management and broker-dealer activities are subject to volatility in their earnings and share prices that often exceeds the volatility of the equity market in general. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the stock prices, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in investment management and broker-dealer activities are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect the stock prices of such companies.

     Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including but not limited to interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other natural or man-made disasters and the effects of client mergers. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressure to compete globally.

     In addition to the normal risks of business, companies involved in the insurance and risk management industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: the inherent uncertainty in the process of establishing property-liability loss reserves, and the fact that ultimate losses could materially exceed established loss reserves, which could have a material adverse effect on results of operations and financial condition; the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophic losses, which could have a material adverse impact on their financial conditions, results of operations and cash flow; the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claim settlement practices; the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability ratings; the extensive regulation and supervision to which insurance companies are subject, and various regulatory and other legal actions; the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; and the uncertainty involved in estimating the availability of reinsurance and the collectability of reinsurance recoverables.

     The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

     All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non- conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

     Mortgage REITs engage in financing real estate, purchasing or originating mortgages and mortgage-backed securities and earning income from the interest on these investments. Such REITs face risks similar to those of other financial firms, such as changes in interest rates, general market conditions and credit risk, in addition to risks associated with an investment in real estate. Risk associated with real estate investments include, among other factors, changes in general U.S., global and local economic conditions, declines in real estate values, changes in the financial health of tenants, overbuilding and increased competition for tenants, oversupply of properties for sale, changing demographics, changes in interest rates, tax rates and other operating expenses, changes in government regulations, faulty construction and the ongoing need for capital improvements, regulatory and judicial requirements including relating to liability for environmental hazards, changes in neighborhood values and buyer demand, and the unavailability of construction financing or mortgage loans at rates acceptable to developers.

     The financial services sector was adversely affected by global developments over the last several years stemming from the financial crisis including recessionary conditions, deterioration in the credit markets and recurring concerns over sovereign debt. These events led to considerable write-downs in the values of many assets held by financial services companies and a tightening of credit markets that was marked by a general unwillingness of many entities to extend credit. These factors caused a significant need for many financial services companies to raise capital to meet obligations and to satisfy regulatory and contractual capital requirements. Many well-established financial services companies were forced to seek additional capital through issuances of new preferred or common equity and certain companies were forced to agree to be acquired by other companies (or sell some or all of their assets to other companies). In some cases government assistance, guarantees or direct participation in investments or acquisitions were necessary to facilitate these transactions. In addition, concerns regarding these issues and their potential negative impact to the U.S. and global economies resulted in extreme volatility in securities prices and uncertain market conditions.

     In response to these issues, government authorities in the U.S. and other countries have initiated and may continue to engage in administrative and legislative action, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and resulting rulemaking. These government actions include, but are not limited to, restrictions on investment activities; increased oversight, regulation and involvement in financial services company practices; adjustments to capital requirements; the acquisition of interests in and the extension of credit to private entities; and increased investigation efforts into the actions of companies and individuals in the financial service industry. No one can predict any action that might be taken or the effect any action or inaction will have. It is possible that any actions taken by government authorities will not address or help improve the state of these difficulties as intended. No one can predict the impact that these difficulties will have on the economy, generally or financial services companies. These difficulties and corresponding government action or inaction may have far reaching consequences and your investment may be adversely affected by such developments.

     HEALTH CARE SECTOR. Healthcare companies involved in advanced medical devices and instruments, drugs and biotech, managed care, hospital management/health services and medical supplies have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs.

     Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans.

     INDUSTRIALS SECTOR. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, capital goods companies may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, limitations on supply of key materials, labor relations, government regulations, government contracts and ecommerce initiatives. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny.

     Industrials companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in commercial and consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, disputes over or ability to obtain or retain government contracts, or changes in government budget priorities, changes in aircraft-leasing contracts and cutbacks in profitable business travel.

     INFORMATION TECHNOLOGY SECTOR. Information technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking and communications equipment, internet access and information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the internet, may be characterized by rapidly changing technology, product obsolescence, cyclical markets, evolving industry standards and frequent new product introductions. The success of companies in this sector depends, in substantial part, on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that any particular company will be able to respond in a timely manner to compete in the rapidly developing marketplace.

     Factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. Such market volatility may adversely affect the market price of shares of these companies. Some key components of certain products of technology issuers are currently available only from single sources.

     There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales.

Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on companies in this sector.

     Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken to protect proprietary rights will be adequate to prevent misappropriation of technology or that competitors will not independently develop technologies that are substantially equivalent or superior to an issuer's technology. In addition, due to the increasing public use of the internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of internet products and services. The adoption of any such laws could have a material adverse impact on the issuers of securities in the information technology sector.

     Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low-end segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.

     MATERIALS SECTOR. Companies in the basic materials sector are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. These may include materials and products such as chemicals, commodities, forestry products, paper products, copper, iron ore, nickel, steel, aluminum, precious metals, textiles, cement, and gypsum. Basic materials companies may be affected by the volatility of commodity prices, exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. In addition, they may be adversely affected by technical progress, labor relations, and governmental regulation. These companies are also at risk for environmental damage and product liability claims. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, which may lead to poor investment returns.

     REAL ESTATE SECTOR. Real estate companies include REITs and real estate management and development companies. Companies in the real estate sector may be exposed to the risks associated with the ownership of real estate which include, among other factors, changes in general U.S., global and local economic conditions, declines in real estate values, changes in the financial health of tenants, overbuilding and increased competition for tenants, oversupply of properties for sale, changing demographics, changes in interest rates, tax rates and other operating expenses, changes in government regulations, faulty construction and the ongoing need for capital improvements, regulatory and judicial requirements including relating to liability for environmental hazards, changes in neighborhood values and buyer demand, and the unavailability of construction financing or mortgage loans at rates acceptable to developers.

     Many factors can have an adverse impact on the performance of a REIT, including its cash available for distribution, the credit quality of the REIT or the real estate industry generally. The success of a REIT depends on various factors, including the occupancy and rent levels, appreciation of the underlying property and the ability to raise rents on those properties. Economic recession, overbuilding, tax law changes, higher interest rates or excessive speculation can all negatively impact REITs, their future earnings and share prices. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Properties owned by a REIT may not be adequately insured against certain losses and may be subject to significant environmental liabilities, including remediation costs. You should also be aware that REITs may not be diversified and are subject to the risks of financing projects. The real estate industry may be cyclical, and, if REIT securities are acquired at or near the top of the cycle, there is increased risk of a decline in value of the REIT securities. At various points in time, demand for certain types of real estate may inflate the value of real estate. This may increase the risk of a substantial decline in the value of such real estate and increase the risk of a decline in the value of the securities. REITs are also subject to defaults by borrowers and the market's perception of the REIT industry generally. Because of their structure, and a current legal requirement that they distribute at least 90% of their taxable income to shareholders annually, REITs require frequent amounts of new funding, through both borrowing money and issuing stock. Thus, REITs historically have frequently issued substantial amounts of new equity shares (or equivalents) to purchase or build new properties. This may adversely affect REIT equity share market prices. Both existing and new share issuances may have an adverse effect on these prices in the future, especially if REITs issue stock when real estate prices are relatively high and stock prices are relatively low.

     Real estate management and development companies often are dependent upon specialized management skills, have limited diversification and are subject to risks inherent in operating and financing a limited number of projects. To the extent such companies focus their business on a particular geographic region of a country, they may be subject to greater risks of adverse developments in that area. These companies may also be subject to heavy cash flow dependency and defaults by borrowers. Certain real estate management and development companies have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities.

     TELECOMMUNICATION SERVICES SECTOR. General risks of telecommunication services companies include rapidly changing technology, rapid product obsolescence, loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. Such companies can also be negatively impacted by any failure to obtain, or delays in obtaining, financial or regulatory approval for new products or services. Companies in this sector are subject to fierce competition for market share from existing competitors and new market entrants. Such competitive pressures are intense and communications stocks can experience extreme volatility.

     Companies in the telecommunications sector may encounter distressed cash flows and heavy debt burdens due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may also make the existing products and services of telecommunications companies obsolete. In addition, companies in this sector can be impacted by a lack of investor or consumer acceptance of new products, changing consumer preferences and lack of standardization or compatibility with existing technologies making implementation of new products more difficult.

     UTILITIES SECTOR. General problems of utility companies include risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations; regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer; energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors; natural or manmade disasters; difficulty obtaining adequate returns on invested capital; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. In addition, taxes, government regulation, international politics, price and supply fluctuations, and volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers experience certain of these problems to varying degrees.

     U.S. GOVERNMENT OBLIGATIONS RISK. Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

     MUNICIPAL BONDS. The trust may include certain types of bonds described below. Accordingly, an investment in a trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each trust are described in the prospectus.

     Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other municipal bonds held by the trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a trust, both within a particular classification and between classifications, depending on numerous factors.

     Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a trust, the sponsor at the date of deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

     Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party pay or programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party pay or programs.

     Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

     Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

     Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

     Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

     Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a trust prior to the stated maturity of the bonds.

     Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on unit of the trust involved. Each trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

     To the best knowledge of the sponsor, there is no litigation pending as of the date of deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the trusts. At any time after the trust's inception date, litigation may be initiated on a variety of grounds with respect to bonds in a trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

     FOREIGN GOVERNMENT SECURITIES RISK. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the ability of sufficient foreign exchange on the date a payment is due (where applicable), the relative size of its debt burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

     SUPRANATIONAL ENTITIES' SECURITIES. Certain of the bonds may be obligations issued by supranational entities such as the International Bank for Reconstruction and Development (the World Bank). The government members, or "stockholders," usually make initial capital contributions to supranational entities and in many cases are committed to make additional capital contributions if a supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and an investor in such securities may lose money on such investments.

     CALIFORNIA. Certain of the bonds may be obligations issued by the state of California. The information provided below is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on California's 2015-16 fiscal year running from July 1, 2015 to June 30, 2016. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in official statements for various California municipal obligations.

     Economic Outlook. California, along with the United States as a whole, completed its seventh year of economic recovery as California ended its fiscal year on June 30, 2016. California's economy demonstrated continued economic growth throughout the 2015-16 fiscal year. California's personal income growth outperformed that of the nation as a whole during the 2015-16 fiscal year, increasing by 5.2% compared with a 3.8% increase nationally. Consequently, consumer spending increased, as demonstrated by a 2.8% increase in California's new vehicle registrations in the 2015-16 fiscal year and a $1.2 billion (5.1%) increase in sales and use tax revenue.

     California's labor market continued to add jobs during the 2015-16 fiscal year. Total employment for June 2016 stood at 18.1 million jobs, a gain of more than 300,000 jobs from the same period a year earlier. Mirroring the increase in jobs, California's unemployment rate fell from 6.2% in June 2015 to 5.4% in June 2016.

     Net Assets. The California primary government's net position as of the end of the 2015-16 fiscal year was a net deficit position of $30.3 billion, an improvement of $10.6 billion (26.0%). The total net deficit position was reduced by $107.1 billion for net investment in capital assets and by $34.8 billion for restricted net position, yielding a negative unrestricted net position of $172.2 billion. Restricted net position is dedicated for specified uses and is not available to fund current activities. More than 59.0% ($101.6 billion) of the negative $172.2 billion consisted of unfunded, employee-related, long-term liabilities that are recognized as soon as an obligation has been incurred, even though payment will occur over many future periods. Another 38.6% ($66.5 billion) consisted of outstanding bonded debt issued to build capital assets of school districts and other local governmental entities. Bonded debt reduces the state's unrestricted net position; however, local governments, not the state, own the capital assets that would normally offset this reduction.

     The primary government's combined net position (governmental and business-type activities) increased by $10.6 billion (26.0%) from a negative $40.9 billion to negative $30.3 billion at June 30, 2016.

     California General Fund. California's main operating fund (the "California General Fund") ended the 2015-16 fiscal year with assets of $20.9 billion; liabilities and deferred inflows of resources of $20.6 billion; and nonspendable, restricted, and committed fund balances of $76 million, $4.0 billion, and $68 million, respectively, leaving the California General Fund with a negative unassigned fund balance of $3.8 billion. Total assets of the California General Fund decreased by $1.3 billion (5.6%) from the prior fiscal year, while the total liabilities and deferred inflows of resources decreased by $3.8 billion (15.7%). The California General Fund's unassigned fund balance deficit decreased by $830 million (17.8%).

     As of the end of the 2015-16 fiscal year, the California General Fund had an excess of revenues over expenditures of $5.8 billion ($117.6 billion in revenues and $111.8 billion in expenditures). Approximately $112.5 billion (95.7%) of California General Fund revenue was derived from California's largest three taxes--personal income taxes ($78.5 billion), sales and use taxes ($24.8 billion) and corporation taxes ($9.2 billion). As a result of fund classifications made to comply with generally accepted governmental accounting principles, a total of $246 million in revenue, essentially all from unemployment programs, was included in the California General Fund. These revenues were not considered California General Fund revenues for any budgetary purposes or for California's "Budgetary/Legal Basis Annual Report." During the 2015-16 fiscal year, total California General Fund revenue increased by $796 million (0.7%). The increase was a result of increases in personal income taxes of $1.6 billion (2.1%) and sales and use taxes of $1.2 billion (5.1%), offset by a decrease in corporation taxes of $1.6 billion (14.5%).

     California General Fund expenditures increased by $4.6 billion (4.3%) during the 2015-16 fiscal year. The largest increases were in education and health and human services expenditures, which were up $2.3 billion and $2.1 billion, respectively. The California General Fund's net fund balance of $362 million for the year ended June 30, 2016, was an improvement of $2.6 billion over the prior year's ending fund deficit of $2.2 billion.

     Budget Outlook. California's 2016-17 Budget Act (the "California Budget Act") was enacted on June 27, 2016. The California Budget Act appropriated $170.9 billion: $122.5 billion from the California General Fund, $44.6 billion from special funds and $3.8 billion from bond funds. The California General Fund's budgeted expenditures increased $6.9 billion (6.0%) over the previous year's California General Fund budget. When the budget was enacted, the California General Fund's revenues were projected to be $120.3 billion after a $3.3 billion transfer to the Budget Stabilization Account ("BSA"). California General Fund revenue comes predominantly from taxes, with personal income taxes expected to provide 67.5% of total revenue. California's major taxes (personal income, sales and use and corporation taxes) were projected to supply approximately 98.1% of the California General Fund's resources in the 2016-17 fiscal year. When the budget was enacted, the California General Fund was projected to end the 2016-17 fiscal year with $8.5 billion in total reserves:
$6.7 billion in the BSA and $1.8 billion in the Special Fund for Economic Uncertainties ("SFEU"), resulting in the fifth consecutive year of projected budget surplus in the California General Fund.

     In January 2017, the proposed 2017-18 governor's budget provided revised California General Fund revenue, expenditure and reserve estimates for the 2016-17 fiscal year. The revised estimate projected California General Fund revenue of $118.8 billion, expenditures of $122.8 billion and total year-end reserves of $6.8 billion: $6.7 billion in the BSA and only $47 million in the SFEU, which is $1.7 billion less than projected in June 2016 for the enacted budget. Actual California General Fund cash receipts for the first half of the 2016-17 fiscal year fell short of the estimates used in preparing the enacted budget, which supported the need for revised estimates. As of January 1, 2017, revenues were $1.7 billion less than forecasted for the first six months of the fiscal year, while disbursements were $2.2 billion more than estimated. As a result, the California General Fund's temporary borrowing was $4.0 billion more than projected, leaving a balance as of December 31, 2016, of $17.8 billion in outstanding loans--comprised entirely of internal borrowing from special funds.

     The majority of the spending plan for the 2016-17 fiscal year included funding that maintains existing state policies or is based on spending allocations driven by constitutional funding requirements, such as the Proposition 98 guaranteed minimum funding levels for K-12 schools and community colleges and the Proposition 2 required minimum transfers to the BSA and minimum annual debt reduction payments. The discretionary portion of the 2016-17 spending plan allocated $2.6 billion toward additional California General Fund reserves: an additional $2.0 billion transfers to the BSA and $600 million to the SFEU; funding for one-time activities, such as $1.5 billion for repairing and replacing aged infrastructure, $500 million for building affordable housing and $200 million for drought-related activities; and ongoing funding augmentations for specific programs, including $300 million to the University of California and California State Universities. To offset the impact of reduced California General Fund revenues in the 2016-17 fiscal year, the administration proposed to reduce or eliminate some of these discretionary items in the 2016-17 spending plan.

     California's governor released his proposed 2017-18 budget on January 10, 2017. The large revenue growth that California experienced in the past few years is beginning to slow and, if no action is taken, the governor's budget projected a budget shortfall of $1.6 billion for the 2017-18 fiscal year. The proposed budget included a variety of solutions to bring California's budget back into balance for the 2017-18 fiscal year and future years, including a $1.7 billion reduction in the Proposition 98 minimum funding guarantee for K-12 schools and community colleges based on the lower revenue estimates, a $900 million elimination of uncommitted one-time spending including in the 2016-17 budget and a $600 million delay or elimination of proposed spending increases. After addressing the budget shortfall, the 2017-18 governor's budget prioritized the achievements made in recent years: more money for education, an earned income tax credit for working families, raising the minimum wage, extending health care to millions of Californians, paying down long-term liabilities and continuing to plan and save for the next recession.

     The 2017-18 governor's budget projected (with all budget solutions enacted) that California General Fund revenues and transfers will be $124.0 billion and expenditures will be $122.5 billion, leaving an estimated year-end reserve of $1.5 billion in the California General Fund's SFEU. Estimated 2017-18 California General Fund revenues and transfers were 4.4% higher than the revised 2016-17 fiscal year projection of $118.8 billion, but were 2.2% less than estimated for the 2017-18 fiscal year in June 2016. The proposed 2017-18 California General Fund expenditures were slightly less than the revised 2016-17 fiscal year projected expenditures of $122.8 billion, but were 3.0% less than projected for the 2017-18 fiscal year in June 2016.

     Capital Assets. As of June 30, 2016, California's investment in capital assets for its governmental and business-type activities amounted to $136.7 billion (net of accumulated depreciation/amortization). The state's capital assets include land, state highway infrastructure, collections, buildings and other depreciable property, intangible assets and construction/development in progress. The buildings and other depreciable property account includes buildings, improvements other than buildings, equipment, certain infrastructure assets, certain books and other capitalized and depreciable property. Intangible assets include computer software, land use rights, patents, copyrights and trademarks. Infrastructure assets are items that normally are immovable, such as roads and bridges, and can be preserved for a greater number of years than can most capital assets.

     As of June 30, 2016, California's capital assets increased $4.3 billion (3.2%) over the prior fiscal year. The majority of the increase occurred in state highway infrastructure and buildings and other depreciable property.

     Debt Administration. At June 30, 2016, California had total bonded debt outstanding of $110.9 billion. Of this amount, $79.8 billion (71.9%) represented general obligation bonds, which are backed by the full faith and credit of the state. The current portion of general obligation bonds outstanding was $3.2 billion and the long-term portion was $76.6 billion. The remaining $31.1 billion (28.1%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding was $1.7 billion and the long-term portion was $29.4 billion. During the 2015-16 fiscal year, California issued $7.3 billion in new general obligation bonds for governmental activities, including: parks, clean water and clean air; reading and literacy improvement and public libraries; safe drinking water; children's hospitals; earthquake safety and public building rehabilitation; public primary, secondary, community college and university education facilities; highway safety, traffic reduction, air quality and port security; transportation; clean water, watershed protection and flood protection; water security, water quality, water supply and river, coastal and beach protection; water conservation; seismic retrofit; wildlife, coastal and parkland conservation; medical research; housing and emergency shelters; veteran's homes; high speed passenger train projects; and to refund previously outstanding general obligation bonds and commercial paper. California also issued $545 million in new general obligation bonds for veterans farm and home buildings, a business-type activity.

     Budgetary Control. The California state legislature approves an annual budget that contains estimates of revenues and expenditures for the ensuing fiscal year. This budget is the result of negotiations between the governor and the California legislature. Throughout the fiscal year, adjustments in the form of budget revisions, executive orders and financial legislation agreed to by the governor and the California legislature are made to the budget. The California State Controller's Office is statutorily responsible for controlling revenues due the primary government and for expenditures of each appropriation contained in the budget. Budgeted appropriations are the expenditure authorizations that allow state agencies to purchase or create liabilities for goods and services.

     California's accounting system provides the California State Controller's Office with a centrally-controlled record system to fully account for each budgeted appropriation, including its unexpended balance, and for all cash receipts and disbursements. The accounting system is decentralized, meaning the detail of each control account is maintained by each state agency. During the fiscal year, the control accounts and the agency accounts are maintained and reconciled on a cash basis. At the end of the fiscal year, each agency prepares annual accrual reports for receivables and payables. The California State Controller's Office combines its control account balances with the agency accrual reports to prepare California's Budgetary/Legal Basis Annual Report. State laws and regulations that, in some cases, do not fully agree with generally accepted accounting principles, govern the methods of accounting for expenditures and revenues in these reports.

     Risk Management. California's primary government has elected, with a few exceptions, to be self-insured against loss or liability. The primary government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. The state is permissively self-insured and, barring any extraordinary catastrophic event, the potential amount of loss faced by the state is not considered material in relation to the primary government's financial position. Generally, the exceptions are when a bond resolution or a contract requires the primary government to purchase commercial insurance for coverage against property loss or liability. There have been no significant reductions in insurance coverage in 2016 from the prior year. In addition, no insurance settlement from 2013 to 2016 has exceeded insurance coverage. All claim payments are on a "pay-as-you-go" basis, with workers' compensation benefits for self-insured agencies initially being paid by California's "State Compensation Insurance Fund."

     The discounted liability for unpaid self-insurance claims of the primary government was estimated to be $3.9 billion as of June 30, 2016. This estimate was based primarily on actuarial reviews of the state's workers' compensation program and included indemnity payments to claimants, as well as all other costs of providing workers' compensation benefits, such as medical care and rehabilitation. The estimate also included the liability for unpaid services fees, industrial disability leave benefits, and incurred-but-not-reported amounts. The estimated total liability of approximately $5.6 billion was discounted to $3.9 billion using a 3.5% interest rate. Of the total discounted liability, $409 million was a current liability, of which $276 million was included in the California General Fund, $130 million in the special revenue funds and $3 million in the internal service funds. The remaining $3.5 billion was reported as other noncurrent liabilities in the government-wide statement of net position.

     The University of California, a discretely presented component unit, is self-insured or insured through a wholly-owned captive insurance company. Additional disclosures for the University's risk management and self-insurance claims liability is included in its separately issued financial statements.

     Ratings. As of September 18, 2017, all outstanding general obligation bonds of the state of California were rated "AA-" by S&P Global Ratings, a division of S&P Global, Inc., and "Aa3" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the state of California, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     NEW JERSEY. Certain of the bonds may be obligations issued by the state of New Jersey. The information provided below is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on New Jersey's 2015-16 fiscal year running from July 1, 2015 to June 30, 2016. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New Jersey or contained in official statements for various New Jersey municipal obligations.

     Economic Outlook. New Jersey's economic recovery continued in 2016. New Jersey added 14,800 new private sector jobs over the course of the year. New Jersey has gained 281,700 new private sector jobs since February 2010 and private sector payrolls are now higher than the pre-recession peak by 33,200 jobs. Payroll growth in 2016 was led by the education and health services sector; trade, transportation and utilities sector; and manufacturing sector. New Jersey's unemployment rate stood at 4.7% at the end of December 2016 which matched the national unemployment rate.

     New Jersey's housing market continued to recover with a solid year in 2016. Single-family home sales in 2016 were 15.1% higher than in 2015 while townhouse-condo sales were 8.8% higher in 2016 than in 2015. The number of residential building permits issued in 2016 remained above the 25,000 mark for the third year in a row. New car sales continued to rise in 2016 with the total for the year exceeding 600,000 for the first time since prior to the great recession. Aggregate personal income, which includes wage income as well as income from other sources such as assets or transfers, grew for a fourteenth consecutive quarter and reached a new all-time high at the end of the third quarter of 2016.

     Revenues and Expenditures. During the 2015-16 fiscal year, New Jersey's revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. This decrease in total revenues is primarily attributable to decreases in interest earnings and general taxes, primarily New Jersey's corporation business tax. General taxes totaled $30.5 billion and accounted for 51.7% of total state revenues for the 2015-16 fiscal year. New Jersey's gross income tax totaled $13.4 billion, the sales and use tax totaled $9.2 billion and the corporation business tax totaled $2.3 billion. New Jersey's three major taxes comprised 81.7% of the total general taxes that were collected during the 2015-16 fiscal year. General taxes decreased by $307.8 million when compared to the 2014-15 fiscal year.

     The 2015-16 fiscal year expenses totaled $66.0 billion, an increase of $0.9 billion in comparison to the prior fiscal year. New Jersey state spending increased by $769.4 million in government direction, management and control mainly due to the increase in the pension expense based on the requirements of Governmental Accounting Standards Board (GASB) Statement No.

68, Accounting and Financial Reporting for Pensions and $725.7 million in educational, cultural and intellectual development. Offsetting the aforementioned increases were decreases in transportation programs, $308.5 million, and economic planning, development and security, $242.8 million.

     New Jersey General Fund. New Jersey's chief operating fund (the "New Jersey General Fund") is the fund into which all State revenues, not otherwise restricted by statute, are deposited. The New Jersey General Fund's ending fund balance totaled $3.9 billion of which $462.8 million represented unassigned fund balance.

     On a budgetary basis, general revenues of $34.5 billion were $5.5 billion lower than the final budget. The negative variance was the result of unearned federal and other grant revenues of $2.5 billion and declines of $2.3 billion in other revenues. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

     Total expenditures were $5.4 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the 2015-16 fiscal year. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows New Jersey to receive the maximum federal dollars that become available. During the 2015-16 fiscal year, New Jersey's appropriation of federal funds and other grants exceeded expenditures by $2.5 billion. These excess appropriations are available for use in future years. From a 2015-16 fiscal year program perspective, under-spending transpired in physical and mental health ($2.4 billion); economic planning, development and security ($743.4 million); community development and environmental management ($721.1 million); public safety and criminal justice ($636.0 million); government direction, management and control ($438.6 million); educational, cultural and intellectual development ($311.5 million); transportation programs ($108.5 million); and special government services ($66.2 million).

     Net Assets. The primary government's assets and deferred outflows of resources totaled $56.2 billion, an increase of $9.4 billion from the prior fiscal year after two restatements that resulted in a $703 million increase in net position. Restatements were made to include an increase in capital assets and to reduce the overstated contributory life insurance payable. As of June 30, 2016, liabilities and deferred inflows of resources exceeded assets and deferred outflows of resources by $120.3 billion. New Jersey's unrestricted net position, which represents net assets that have no statutory commitments and are available for discretionary use, totaled a negative $137.0 billion. The negative balance is primarily a result of New Jersey implementing, in the 2014-15 fiscal year, GASB Statement No. 68 and New Jersey's recognition of other postemployment benefits under GASB Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other than Pensions. Financing activities that have contributed to New Jersey's negative unrestricted net position amount include liabilities from pension obligation bonds, the funding of a portion of local elementary and high school construction and the securitization of a major portion of annual tobacco master settlement agreement receipts with no corresponding assets.

     Changes in Net Assets. New Jersey's 2015-16 fiscal year net position decreased by $7.1 billion. Approximately 51.7% of New Jersey's total revenues came from general taxes, while 28.0% was derived from operating grants. Charges for services amounted to 18.7% of total revenues, while other items such as capital grants and miscellaneous revenues accounted for the remainder. New Jersey's expenses cover a range of services. The largest expense, 25.9%, was for educational, cultural and intellectual development, which includes approximately $459.2 million disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction. Government direction, management and control amounted to 23.1% of total expenses, while physical and mental health amounted to 21.6%. Other major expenditures focused on economic planning, development, and security and public safety and criminal justice. During the 2015-16 fiscal year, governmental activity expenses exceeded program revenues. This imbalance was mainly funded through $32.1 billion of general revenues (mostly taxes). The remaining $7.9 billion resulted in a decrease in net position. Offsetting the governmental net position decrease, business-type activities reflected a net position increase of $762.2 million as the unemployment compensation fund's available resources exceeded the need to pay claims.

     Debt Administration. As of June 30, 2016, New Jersey's outstanding long-term obligations for governmental activities totaled $171.6 billion, a $18.1 billion increase over the prior fiscal year. Of the $18.1 billion increase, $18.6 billion is attributable to increases in the net pension liability and net other postemployment benefits (OPEB) obligation offset by a $0.5 billion reduction in bonded debt. Long-term bonded obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion. In addition, New Jersey has $4.0 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2016, the legislatively authorized but unissued debt decreased by $1.1 billion. In the 2014-15 fiscal year, New Jersey implemented GASB Statement No. 68 which required the State to record its proportionate share of the net pension liability for all state retirement systems. Only the the 2013-14 fiscal year was restated. Therefore, comparisons to fiscal years 2012 and 2013 are incompatible.

     Ratings. As of September 18, 2017, all outstanding general obligation bonds of the State of New Jersey were rated "A-" by S&P Global Ratings a division of S&P Global, Inc. and "A3" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     NEW YORK. Certain of the bonds may be obligations issued by the state of New York. The information provided below is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on New York's 2015-2016 fiscal year running from April 1, 2015 to March 31, 2016. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New York or contained in official statements for various New York municipal obligations.

     Economic Condition and Outlook. Overall economic activity, employment and wages all rose in New York in 2015, but at rates below the nation's. The nation's real gross domestic product grew by 2.4 percent, the same as in 2014. In comparison, New York's real gross state product grew at a much slower rate of
1.4 percent. However, this economic growth was marginally stronger than the 1.2 percent gain in 2014. While job growth at the national level accelerated in 2015, increasing by 2.1 percent compared to 1.9 percent in 2014, New York experienced a slight softening, with employment increasing by 1.7 percent as compared to 1.8 percent in 2014. Total employment in New York increased to over
9.2 million. Wages at both the national and state levels increased in 2015. Similar to job growth, gains in wages at the national level (4.6 percent) were stronger than those in New York (4.1 percent) in 2015. However, both the nation and New York realized a deceleration in wage growth from 2014 levels.

     General Government Results. An operating deficit of $978 million is reported in the state's general fund ("New York General Fund") for the 2015-2016 fiscal year. As a result, the New York General Fund now has an accumulated fund balance of $5.1 billion. New York completed its 2015-2016 fiscal year with a combined governmental funds operating surplus of $408 million as compared to a combined governmental funds operating surplus in the 2014-2015 fiscal year of $6.5 billion. The combined operating surplus of $408 million for the 2015-2016 fiscal year included an operating deficit in the New York General Fund of $978 million, an operating surplus in the "Federal Special Revenue Fund" of $1 million, an operating deficit in the "General Debt Service Fund" of $310 million and an operating surplus in "Other Governmental Funds" of $1.695 billion.

     New York's financial position as shown in its governmental funds balance sheet as of March 31, 2016 includes a fund balance of $14.6 billion comprised of $43.7 billion of assets less liabilities of $27 billion and deferred inflows of resources of $2.1 billion. The governmental funds fund balance includes a $5.1 billion accumulated New York General Fund balance.

     Overall Financial Position. In the 2015-2016 fiscal year, New York reported net position of $32.8 billion, comprised of $157 billion in total assets and $3.1 billion in deferred outflows of resources, less $126.7 billion in total liabilities and $652 million in deferred inflows of resources.

     Net position reported for governmental activities decreased in the 2015-2016 fiscal year by $15 million, decreasing to $32.5 billion from $32.6 billion in the 2014-2015 fiscal year. This decrease is the net result of a $443 million decrease from 2015-2016 fiscal year operations and a $428 million increase of beginning net position related to the adoption of Governmental Accounting Standards Board Statement (GASBS) No. 68. Unrestricted net position for governmental activities--the part of net position that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $40.9 billion at the end of the 2015-2016 fiscal year.

     The net position deficit in unrestricted governmental activities, which increased by $1.1 billion in 2016, exists primarily because New York has issued debt for purposes not resulting in a capital asset related to New York governmental activities, the obligation related to other postemployment benefits ($15.5 billion) and the net pension liability ($1.4 billion). Such outstanding debt included: securitizing New York's future tobacco settlement receipts ($1.4 billion); eliminating the need for seasonal borrowing by the New York Local Government Assistance Corporation ($2.1 billion); and borrowing for local highway and bridge projects ($4 billion), local mass transit projects ($1.6 billion), and a wide variety of grants and other expenditures not resulting in New York capital assets ($12.5 billion). This deficit in unrestricted net position of governmental activities can be expected to continue for as long as New York continues to have obligations outstanding for purposes other than the acquisition of New York governmental capital assets.

     The net position for business-type activities decreased by $546 million (70.8 percent) to $225 million in 2016 as compared to $771 million in 2015. The decrease in net position for business-type activities was due in part to the restatement of net position related to the implementation of GASBS No. 68 and GASBS No. 71 ($1.3 billion) as well as to the State University of New York ("SUNY") expenses exceeding operating revenues and state support ($427 million). This was partially offset by employer contributions and other revenue exceeding unemployment benefit payments for the Unemployment Insurance Fund ($1.1 billion), City University of New York Senior College operating revenues and state support exceeding operating expenses ($132 million), and Lottery revenues exceeding expenses, including education aid transfers ($9 million).

     New York General Fund Budgetary Highlights. New York General Fund receipts exceeded disbursements by $1.6 billion in 2015-2016. The New York General Fund ended the 2015-2016 fiscal year with a closing cash fund balance of $8.9 billion, which consisted of approximately $1.8 billion in the state's rainy day reserve funds ($1.3 billion in the "Tax Stabilization Reserve Account" and $540 million in the "Rainy Day Reserve Fund"), $63 million in the "Community Projects Fund," $21 million in the "Contingency Reserve Fund," and $7.1 billion in the "Refund Reserve Account." Total New York General Fund receipts for the 2015-2016 fiscal year (including transfers from other funds) were approximately $69.7 billion. Total

New York General Fund disbursements for the 2015-2016 fiscal year (including transfers to other funds) were approximately $68.0 billion.

     Net operating results for the 2015-2015 fiscal year were $5.4 billion more favorable than anticipated in the original financial plan, with the original plan projecting a net operating deficit of $3.8 billion. Total receipts and transfers from other funds exceeded original financial plan estimates by $1.4 billion and total disbursements and transfers to other funds were less than original financial plan estimates by $4.0 billion.

     The primary factor contributing to higher than projected total receipts was $1.6 billion in unanticipated non-tax collections received as a result of monetary settlements reached by the Department of Financial Services, the Department of Law, and the Manhattan District Attorney's Office with banks, insurance companies, and other financial institutions for violations of New York banking and insurance laws. In addition, actual base tax growth for 2015-2016 finished at 5.4 percent, which was higher than the original financial plan estimate of 4.5 percent. Other tax collections were higher than the original plan as a result of extraordinary estate tax collections, while lower collections for business taxes and consumption/use taxes partly offset overall higher receipts.

     Net operating results for the 2015-2016 fiscal year were $3.9 billion more favorable than anticipated in the final financial plan, with the final financial plan projecting a net operating deficit of $2.3 billion. Total receipts and disbursements were lower than the final financial plan estimates (by $618 million and $4.5 billion, respectively). Lower receipts were primarily due to lower than expected business tax collections related to lower audit receipts driven by the corporate franchise tax, and lower personal income tax collections reflecting weaker than projected withholding. Lower than projected total disbursements occurred primarily as a result of lower than planned transfers to the Other Governmental Fund--Dedicated Infrastructure Investment Fund, as well as lower spending for local assistance and agency operations.

     Capital Assets. As of the end of the 2015-2016 fiscal year, New York has $102.5 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure, which primarily includes roads and bridges. This amount represents a net increase (including additions and deductions) of $642 million over the 2014-2015 fiscal year.

     Debt Administration. There are a number of methods by which New York may incur debt. New York has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease purchase and contractual obligations where New York's legal obligation to make payments is subject to and paid from annual appropriations made by the New York State legislature or from assignment of revenue in the case of tobacco settlement revenue bonds. Equipment capital leases and mortgage loan commitments, which represent $275 million as of the end of the 2015-2016 fiscal year, do not require legislative or voter approval. Other obligations include certain bonds issued through New York public authorities and certificates of participation. New York administers its long-term financing needs as a single portfolio of New York-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by New York's governmental activities--thus it is not expected to be repaid from resource generated by business-type activities.

     At the end of the 2015-2016 fiscal year, New York had $182 million in New York-supported (net) variable rate bonds outstanding and $1.8 billion in interest rate exchange agreements, in which New York issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate. At the end of the 2015-2016 fiscal year, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 0.4 percent of the New York-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $1.8 billion were equal to 3.6 percent of the total New York-supported debt portfolio.

     At the end of the 2015-2016 fiscal year, New York had $56.7 billion in bonds, notes, and other financing agreements outstanding compared with $57.4 billion in the 2014-2015 fiscal year, a decrease of $698 million.

     In addition, New York reported $838 million for collateralized borrowings ($401 million in governmental activities and $437 million in business-type activities) for which specific revenues have been pledged. In the 2014-2015 fiscal year, New York reported $870 million for collateralized borrowings ($430 million in governmental activities and $440 million in business-type activities). During the 2015-2016 fiscal year, New York issued $7.9 billion in bonds, of which $4.5 billion was for refunding and $3.4 billion was for new borrowing.

     The New York State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. As of the end of the 2015-2016 fiscal year, New York has $2.7 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. New York may issue short-term debt without voter approval in anticipation of the receipt of taxes and revenues or proceeds from duly authorized but not issued general obligation bonds.

     The state finance law, through the New York State Debt Reform Act of 2000 (the "New York Debt Reform Act"), also imposes phased-in caps on the issuance of the new New York-supported debt and related debt service costs. The New York Debt Reform Act also limits the use of debt to capital works and purposes, and establishes a maximum term length for repayment of 30 years. The New York Debt Reform Act applies to all New York-supported debt. The New York Debt Reform Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where New York is not the direct obligor.

     Litigation. The State of New York is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State of New York arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

     Included in New York's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs, primarily involving New York's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future. With respect to pending and threatened litigation, New York has reported, in the governmental activities, liabilities of $856 million, of which $656 million pertains to SUNY, for awarded claims, anticipated unfavorable judgments, and incurred but not reported loss estimates related to medical malpractice claims. In addition, the State of New York is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $211 million.

     Ratings. As of September 18, 2017 all outstanding general obligation bonds of the State of New York were rated "AA+" by S&P Global Ratings a division of S&P Global, Inc., and "Aa1" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.


     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. In connection with these deposits, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the deposit and the purchase of the securities and because a trust will pay the associated brokerage fees and other acquisition costs.

INSURANCE ON THE BONDS

     Insurance may have been obtained on certain bonds guaranteeing prompt payment of interest and principal, when due, in respect of the bonds. There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies, and the websites of the portfolio insurers for the current publicly available information. These ratings actions have had a significant impact on the portfolio insurers', and other bond insurers', ability to compete in the financial guarantee business. A brief description of potential insurers is contained below.

     ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized in the State of Maryland. The common stock of ACA Financial Guaranty is owned 100% by Manifold Capital, LLC, legal successor to Manifold Capital Corp. (formerly ACA Capital Holding, Inc.). ACA Financial Guaranty is authorized to provide financial guaranty insurance on tax-exempt and other debt obligations, as well as on certain obligations related to asset-backed and corporate financings.

     On December 15, 2008, Standard & Poor's withdrew its ratings of ACA Financial Guaranty at the company's request, which remains in effect as of February 9, 2017. On December 15, 2008, Standard & Poor's had raised its financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC and removed the company from its CreditWatch developing status. The outlook was developing. The upgraded rating reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding collateralized debt obligations ("CDO") and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties.
The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provided the former CDO counterparties and certain other counterparties with what amounted to a 95% economic interest in the company. As a result of the transaction, the company's $7 billion risk portfolio was comprised almost exclusively of U.S. public finance exposure predominantly of BBB and BB credit quality with above-average concentrations in the health care and higher education sectors. The developing outlook reflected the following possibilities: that the company could run off in an orderly fashion with capital adequacy improving due to low losses and effective expense management; or that capital adequacy could deteriorate through a combination of meaningful losses precipitated by weak credits and/or a soft economy, poor expense management, and/or excessive distributions to surplus noteholders as allowed by the Maryland Insurance Administration. On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. ACA Financial Guaranty has since operated as a runoff insurance company and focused on monitoring its remaining insured municipal obligations.

     As of September 30, 2016, ACA Financial Guaranty had net admitted assets of approximately $309.6 million and total liabilities of approximately $285.2 million, as compared to approximately $330.0 million and $288.9 million, respectively, as of December 31, 2015. The statutory surplus was approximately $24.5 million as of September 30, 2016, and $41.2 million as of December 31, 2015. Statutory net income/(loss) as of September 30, 2016 was approximately $(17.1) million, compared to net income/(loss) of approximately $2.4 million as of September 30, 2015.

     ACA Financial Guaranty Corporation maintains a website at www.aca.com where it makes available, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports.

     The information relating to ACA Financial Guaranty and its affiliates contained above has been furnished by ACA Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated on April 29, 1991 with activities divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac Assurance provides financial guarantee insurance for public and structured finance obligations. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. The holding company is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

     On November 8, 2010, Ambac announced that it filed for Chapter 11 bankruptcy protection and intends to continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the United States Bankruptcy Court for the Southern District of New York. The court entered an order confirming the company's plan of reorganization on March 14, 2012. Until the plan of reorganization was consummated and the company emerged from bankruptcy, Ambac operated in the ordinary course of business as "debtor-in-possession" in accordance with the applicable provisions of the United States Bankruptcy Code and the orders of the bankruptcy court. On May 1, 2013 Ambac completed its financial restructuring and emerged from Chapter 11 bankruptcy projection. Under the terms of the restructuring all allowed claims of Ambac's former creditors were discharged and they received new common stock, and in certain instances, new warrants, issued by the reorganized company.

     On April 7, 2011, Moody's withdrew its Caa2 rating of Ambac Assurance for business reasons, which withdrawal remains in effect as of February 9, 2017. On November 29, 2010,

Ambac Assurance requested that Standard & Poor's withdraw its ratings, which withdrawal remains in effect as of February 9, 2017. Standard and Poor's previously changed Ambac Assurance's rating on March 25, 2010, from CC to R to reflect the level of regulatory intervention at Ambac Assurance following a directive by the Commissioner of Insurance of the State of Wisconsin. Ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's AAA rating was affirmed by both Standard & Poor's (with a negative outlook) and Moody's; however, Fitch placed Ambac Assurance's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. On June 18, 2008, Ambac announced its decision to terminate its ratings contract with Fitch. By July 2008, Ambac Assurance was rated AA with a negative outlook by Standard & Poor's and Aa3 with a negative outlook by Moody's.

     On July 28, 2009, Ambac Assurance announced a large estimated increase in loss reserve for the second quarter of 2009 which would reduce regulatory capital to levels below the regulatory-required minimum threshold. Moody's cautioned in late January 2010 that Ambac Assurance's capitalization remained stressed due to mortgage-related exposures and high operating leverage that could result in relatively modest changes in mortgage loss estimates to have substantial effects on capital adequacy. On November 8, 2010, Ambac announced that it filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The company announced that it was unable to raise additional capital as an alternative to seeking bankruptcy protection and was also unable to agree to terms with an ad-hoc committee of certain senior debt holders in order to restructure its outstanding debt through a prepackaged bankruptcy proceeding. As of June 30, 2010, Ambac had debt outstanding amounting to approximately $1.6 billion. Under the terms of the restructuring, all allowed claims of the former creditors of Ambac were discharged and such creditors received new common stock, and in certain instances, new warrants, issued by the reorganized company.

     Ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern, Ambac Assurance has been able to write only a limited amount of new financial guarantee business since November 2007. Ambac Assurance had been working with rating agencies and regulators to launch Everspan Financial Guarantee Corp. (doing business as Connie Lee Insurance Company in all states except Wisconsin), a wholly-owned but insulated subsidiary of Ambac Assurance. The new company had been designed to have segregated capital, separate risk management and a separate board of directors. On June 1, 2009, however, management announced that it postponed its plan to establish the municipal-only financial guarantee company. On January 25, 2011, the Wisconsin Office of the Commissioner of Insurance announced confirmation of its plan of rehabilitation for the segregated account of Ambac Assurance. The segregated account was established by Ambac Assurance on March 24, 2010, to segregate certain liabilities that presented serious financial hazards to the company and its policyholders. As of December 2011, approximately 500 in-force policies covering a net par outstanding amount of approximately $27 billion were held in the segregated account.

     On April 8, 2013 Ambac reached an agreement with the United States of America with respect to the terms of a settlement that resolved claims filed against Ambac by the Internal Revenue Service and related litigation. Under the terms of the settlement Ambac will pay the United States $1.9 million, and Ambac Assurance and/or the segregated account of Ambac Assurance will pay the United States $100.0 million. The IRS settlement also limits the amount of net operating loss carry-forwards Ambac is entitled to claim relating to its credit default swap contracts for the tax years covered by the settlement to the extent such net operating loss carry-forwards exceed $3.4 billion. As a result, Ambac will experience a net reduction in its aggregate net operating loss carry-forwards of approximately $1.1 billion.

     As of September 30, 2016, Ambac Assurance had net admitted assets of approximately $5.5 billion and total liabilities of approximately $4.6 billion, as compared to approximately $4.8 billion and $4.2 billion, respectively, as of December 31, 2015. Statutory surplus was approximately $921.9 million at September 30, 2016 and $624.8 million at December 31, 2015, respectively. The statutory net income/(loss) as of September 30, 2016 was approximately $298.6 million, compared to net income/(loss) of approximately $370.9 million as of September 30, 2015.

     On September 20, 2012, in accordance with certain rules published by the rehabilitator of the segregated account, the segregated account commenced paying 25% of each permitted policy claim that arose since the commencement of the claims payment moratorium period, which lasted from March 24, 2010 through July 31, 2012. On August 2, 2013 the Circuit Court for Dane County, Wisconsin issued an order permitting the rehabilitator of the segregated account to make cash
payments in excess of 25% of permitted policy claims on certain policies.   This
order was affirmed by the Wisconsin Court of Appeals on October 24, 2013. On June 11, 2014, the Circuit Court for Dane County, Wisconsin approved the rehabilitator's motion to amend the confirmed plan of rehabilitation, which will allow holders of permitted policy claims of the segregated account to receive a combination of cash payments and the right to deferred amounts equal to the remaining balance of such claims.

     Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Ambac is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340. Ambac maintains a website at www.ambac.com.

     The information relating to Ambac Assurance and its affiliates contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Corp. ("AGC"). AGC is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration and licensed to conduct financial guaranty insurance business in all fifty states of the United States, the District of Columbia and Puerto Rico. AGC commenced operations in 1988. AGC is a wholly owned, indirect subsidiary of Assured Guaranty Ltd. ("AGL"), a Bermuda-based holding company whose shares are publicly traded and are listed on the New York Stock Exchange under the symbol "AGO." AGL, through its operating subsidiaries, provides credit enhancement products to the U.S. and global public finance, infrastructure and structured finance markets. Neither AGL nor any of its shareholders is obligated to pay any debts of AGC or any claims under any insurance policy issued by AGC.

     On January 17, 2013, Moody's downgraded AGC's financial strength from Aa3 (review for possible downgrade) to A3 (stable outlook). On January 13, 2017, AGC requested that Moody's withdraw AGC's financial strength rating but as of February 9, 2017, AGC's insurance financial strength rating was A3 (stable outlook). On March 18, 2014, Standard & Poor's raised AGC's financial strength rating to AA (stable outlook), which remains in effect as of February 9, 2017. On February 24, 2010, Fitch, at the request of AGL, withdrew its AA- (Negative Outlook) insurer financial strength rating of AGC at the then current rating level.

     AGC's net admitted assets and total liabilities as of September 30, 2016, were approximately $3.3 billion and $1.6 billion, respectively, as compared to approximately $3.8 billion and $2.3 billion, respectively, as of December 31, 2015. The total surplus as regards policyholders was approximately $1.7 billion as of September 30, 2016 and $1.5 billion as of December 31, 2015. The statutory net income/(loss) as of September 30, 2016 was approximately $46.5 million, compared to net income/(loss) of approximately $91.6 million as of September 30, 2015.

     Assured Guaranty, parent company of AGC, maintains a website at www.assuredguaranty.com.

     The information relating to AGC and its affiliates contained above has been furnished by AGC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Municipal Corp. ("AGM").   AGM is a New York domiciled
financial guaranty insurance company and a wholly owned subsidiary of Assured Guaranty Municipal Holdings Inc. ("Holdings"). Holdings is an indirect subsidiary of AGL. No shareholder of AGL, Holdings or AGM is liable for the obligations of AGM. Effective November 9, 2009, Financial Security Assurance Inc. changed its name to Assured Guaranty Municipal Corp.

     On January 17, 2013, Moody's downgraded AGM's financial strength from Aa3 (review for possible downgrade) to A2 (stable outlook), which remains in effect as of February 9, 2017. On March 18, 2014, Standard & Poor's raised AGM's financial strength rating to AA (stable outlook), which remains in effect as of February 9, 2017. On February 24, 2010, Fitch, at the request of AGL, withdrew its AA (Negative Outlook) insurer financial strength rating of AGM. Fitch has not reinstated its rating as of February 9, 2017.

     AGM's net admitted assets and total liabilities as of September 30, 2016 were approximately $5.7 billion and $3.2 billion, respectively, as compared to approximately $5.8 billion and $3.3 billion, respectively, as of December 31, 2015. The total surplus as regards policyholders was approximately $2.5 billion as of September 30, 2016, and $2.4 billion as of December 31, 2015. The net income/(loss) as of September 30, 2016 was approximately $192.0 million, compared to net income/(loss) of approximately $159.2 million as of September 30, 2015.

     Assured Guaranty, parent company of AGM, maintains a website at www.assuredguaranty.com.

     The information relating to AGM and its affiliates contained above has been furnished by AGM. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Berkshire Hathaway Assurance Corporation ("BHAC"). BHAC is a bond insurance company that is an indirect, wholly-owned subsidiary of Berkshire Hathaway Inc. BHAC is a New York stock insurance corporation that writes financial guaranty insurance. BHAC was organized on December 21, 2007, and received its New York Certificate of Authority on December 28, 2007. BHAC is licensed in New York to write financial guaranty insurance, surety insurance and credit insurance. As of April 11, 2008, BHAC was licensed to write financial guaranty insurance in 47 additional states and the District of Columbia.

     BHAC is subject to the insurance laws and regulations of the State of New York, BHAC's state of domicile. Pursuant to New York's financial guaranty insurance law, financial guaranty insurers are limited to writing financial guaranty insurance and related lines, including surety and credit insurance. In addition, New York's financial guaranty insurance law (i) requires such insurers to maintain a minimum surplus as regards policyholders, (ii) establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as a percentage of surplus as regards policyholders; and (iii) establishes contingency, loss and unearned premium reserve requirements. BHAC is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations vary by jurisdiction.

     BHAC's admitted assets and total liabilities as of September 30, 2016, were approximately $2.2 billion and $717.2 million, respectively, as compared to approximately $2.2 billion and $727.2 million, respectively, as of December 31, 2015. The total surplus as regards policyholders determined in accordance with statutory accounting practices ("SAP") prescribed or permitted by the New York Department of Insurance was approximately $1.5 billion as of September 30, 2016 and $1.4 billion as of December 31, 2015.

     Copies of BHAC's most recently published SAP Annual Statement is available upon request to: Berkshire Hathaway Assurance Corporation, 100 First Stamford Place, Stamford, CT 06902, Attention: General Counsel. BHAC's telephone number is (203) 363-5200.

     The policies issued by BHAC are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Laws. Standard & Poor's has assigned its AA+ financial strength and financial enhancement ratings to BHAC. Standard & Poor's has assigned its AA+ financial enhancement rating to Columbia. The ratings on BHAC are based on a guaranty from Columbia in favor of BHAC. Both of these ratings remain in effect as of February 9, 2017. The guaranty issued by Columbia applies to BHAC's policy issued with respect to the bonds. Any explanation of these ratings may only be obtained from Standard & Poor's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Standard & Poor's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds.

     In addition, Moody's has assigned its Aa1 insurance financial strength ratings to BHAC and Columbia, which remains in effect as of February 9, 2017. Any explanation of these ratings may only be obtained from Moody's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Moody's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds. On April 8, 2009, the date that Moody's Investor Services, Inc. assigned its rating to BHAC, BHAC's ultimate parent company, Berkshire Hathaway Inc., maintained an investment in Moody's Investor Services, Inc.'s parent company of approximately 19.6% of the common shares then outstanding. BHAC does not guarantee the market price or investment value of the bonds nor does it guarantee that the ratings on the bonds will not be revised or withdrawn.

     The information relating to BHAC and its affiliates contained above has been furnished by BHAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     CIFG Assurance North America, Inc. ("CIFG"). CIFG, a New York corporation, and CIFG Europe provide financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world. On July 1, 2016, Assured Guaranty Corp. acquired the parent of CIFG and on July 5, 2016, merged CIFG into ACG, with ACG as the surviving company. Bonds insured by CIFG have become insured obligations of ACG.

     The information relating to CIFG and its affiliates contained above has been furnished by CIFG. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

     The deterioration in the U.S. housing and mortgage markets and the global credit markets adversely affected FGIC's business, results of operations, and financial condition. During 2008, FGIC's financial strength and credit ratings were downgraded by various rating agencies. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the future business, operations and financial results. As a result of these developments, the company ceased writing new business to preserve capital. On September 30, 2008, FGIC entered into a reinsurance agreement with MBIA under which MBIA reinsured certain policies covering approximately $166 billion of FGIC's U.S. public finance insured par outstanding. The reinsurance provided by MBIA was to enable covered policyholders to make claims for payment directly against MBIA in accordance with the terms of the reinsurance agreement.

     On November 24, 2009, the New York Insurance Department issued an order requiring FGIC to cease writing new policies and suspend paying any and all claims because of ongoing surplus to policyholders deficits and impairment of required minimum surplus to policyholders. The order required FGIC to provide a detailed and final restructuring plan no later than January 5, 2010. To satisfy this requirement, FGIC provided to the New York Insurance Department FGIC's proposed surplus restoration plan, which, as of February 1, 2010, was under review. The order further required FGIC to return to compliance with regulatory requirements by March 25, 2010, which was subsequently extended to June 15, 2010. FGIC announced on May 14, 2010, as part of its surplus restoration plan, its plans to participate in an offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC for cash and uninsured securities by Sharps SP I LLC. On October 25, 2010, Sharps SP I LLC announced that it did not receive sufficient participation from eligible holders in its offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC to satisfy the conditions necessary to complete the exchange offer. As a result, the conditions for successfully effectuating FGIC's surplus restoration plan had not been satisfied. On December 2, 2010, FGIC announced that investors holding securities guaranteed by FGIC formed a policyholder group in light of the unsuccessful exchange offer.

     On August 4, 2010, FGIC Corporation, FGIC's parent company, announced it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. On March 25, 2010, FGIC and its subsidiary, FGIC Credit Products LLC, entered into a commitment and support agreement with seven counterparties to their credit default swaps. This agreement would enable FGIC to mitigate its potential existing exposure to material claims based on mark-to-market termination payments under such credit default swaps. Under this agreement, the counterparties have agreed to forbear from exercising certain acceleration, termination, and assessment rights under their credit default swap contracts for a period of time. This agreement also involves FGIC forming a new wholly owned subsidiary licensed as a New York financial guaranty insurance corporation that would assume FGIC's rights, obligations, and liabilities under the specified credit default swap policies.

     On June 11, 2012, FGIC announced that the Superintendent of the New York State Department of Financial Services filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator of FGIC; (ii) directing the rehabilitator to take possession of the property and assets of FGIC and to conduct its business; and (iii) directing the rehabilitator to take steps toward removing the causes and conditions which have made the rehabilitation proceeding necessary. FGIC has consented to the commencement of the rehabilitation proceeding.

     On September 27, 2012, the rehabilitator filed a proposed Plan of Rehabilitation for FGIC and the First Amended Plan of Rehabilitation for FGIC. The rehabilitator filed a revised First Amended Plan of Rehabilitation for FGIC, dated June 4, 2013, and the court approved the plan on June 11, 2013. On August 19, 2013, the Plan of Rehabilitation became effective and the rehabilitation proceeding was terminated. On October 8, 2015, and October 21, 2016, FGIC announced that it had received notice from the New York State Department for Financial Services that it could increase the cash payment percentage of permitted policy claims in accordance with the terms of the First Amended Plan of Rehabilitation for FGIC.

     On April 16, 2014, FGIC reached a settlement with Bank of America Corporation concerning nine second-lien residential mortgage-backed securitizations sponsored by Countywide Home Loans, Inc., for which FGIC provided financial guaranty insurance. Under the terms of this settlement, FGIC received a settlement payment of $584 million in cash and all outstanding litigation between FGIC and Bank of America, as well as outstanding and potential claims by FGIC related to alleged representations and warranties breaches and other claims involving such securitizations, were resolved.

     On April 22, 2009, Standard and Poor's lowered its rating of FGIC to CC from CCC with a negative outlook, and subsequently withdrew its ratings because of an expectation that timely financial information would no longer be available. On March 24, 2009, FGIC was downgraded to Caa3 from Caa1 with a negative outlook by Moody's, which also announced that it was withdrawing the ratings of FGIC and FGIC Corporation for business reasons. Effective November 24, 2008, Fitch no longer provides a rating for FGIC, citing its belief that FGIC's financial guaranty franchise was effectively in run-off and, as a result, that there was limited investor interest in continued coverage of the rating. Prior to January 2008, FGIC was rated AAA, Aaa and AAA by Standard & Poor's, Moody's, and Fitch, respectively. None of these reporting agencies had reinstated their ratings of FGIC as of February 9, 2017.

     As of September 30, 2016, FGIC had total admitted assets of approximately $2.4 billion and total liabilities of approximately $2.4 billion. At year end 2015, FGIC had net admitted assets of approximately $2.4 billion and total liabilities of approximately $2.3 billion. As of September 30, 2016, FGIC's statutory surplus/(deficit) was approximately $66.4 million compared to a statutory surplus/(deficit) of approximately $66.4 million on December 31, 2015. The net income/(loss) as of September 30, 2016 was approximately $26.1 million, compared to net income/(loss) of approximately $29.6 million as of September 30, 2015. As discussed above, due to this statutory deficit, FGIC is suspended by the New York State Insurance Department from writing new policies and paying all claims.

     Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 521 Fifth Avenue, 15th Floor, New York, NY 10175, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000. FGIC maintains a website at www.FGIC.com.

     The information relating to FGIC and its affiliates contained above has been furnished by FGIC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     National Public Finance Guarantee Corporation ("National"). National is an insurance subsidiary of MBIA, Inc., a Connecticut corporation. On February 25, 2008, MBIA Insurance Corporation ("MBIA") announced a plan to implement several initiatives in connection with the restructuring of its business over the next few years. A significant aspect of the plan was the creation of separate legal operating entities for MBIA's public, structured, and asset management businesses as soon as feasible, with a goal of within five years. As part of that plan, on February 18, 2009, MBIA announced it had formed a new public finance-only financial guarantee insurance company which would conduct business only in the United States. The new company initially did business as MBIA Illinois, but changed its name to National Public Finance Guarantee Corporation officially on March 19, 2009. Its initial portfolio of approximately $537 billion in net par outstanding as of February 18, 2009 consisted of both the U.S. public finance policies originally insured by MBIA and those reinsured as part of a 2008 portfolio transaction with FGIC. All of the existing affected policyholders were to have reinsurance provided by National through the cut-through provision in the reinsurance agreement and second-to-pay policies, which gave MBIA and FGIC policyholders the ability to make a claim for payment directly against National. As of August 19, 2013, covered policies that previously benefited from the reinsurance agreement and second to pay policies entered into by MBIA Insurance Corporation in 2008 and subsequently assigned to and reinsured by National in 2009, have been novated to National, which now becomes the primary insurer under the policies.

     On May 21, 2014, Moody's raised its rating on National to A3 with a stable outlook. As of February 9, 2017, National has an insurance financial strength rating of A3 with a negative outlook. On May 10, 2013, Standard and Poor's raised its rating on National to A with a stable outlook. As of February 9, 2017, National has a long-term issuer credit rating of AA- (stable outlook).

     As of September 30, 2016, National's total net admitted assets were approximately $4.5 billion and its total liabilities were approximately $1.8 billion, as compared to approximately $4.7 billion and $2.2 billion, respectively, as of December 31, 2015. The surplus as regards policyholders was approximately $2.7 billion as of September 30, 2016, and $2.5 billion as of December 31, 2015. As of September 30, 2016, National had a statutory net income/(loss) of approximately $139.4 million, compared with a net income/(loss) of approximately $202.7 million as of September 30, 2015.

     National maintains a website at www.nationalpfg.com.

     The information relating to MBIA, National and their affiliates contained above has been furnished by MBIA and/or National. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. On April 1, 2015, Assured Guaranty Corp. acquired Radian and merged Radian into AGC, with AGC as the surviving company. Bonds insured by Radian have become insured obligations of AGC.

     Radian Group, Inc., the former parent company of Radian, maintains a website at http://www.radian.biz.

     The information relating to Radian and its affiliates contained above has been furnished by Radian. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) ("Syncora"). Syncora is a wholly owned subsidiary of Syncora Holdings Ltd., a holding company domiciled in Bermuda, and provides financial guarantee insurance and other credit enhancement for debt obligations in the U.S. and international capital markets, including municipal bonds, asset-backed securities, debt backed by utilities and selected infrastructure projects, future flow securitizations, bank deposit insurance and collateralized debt obligations.

     On November 8, 2012, Moody's withdrew its rating of Syncora, citing a lack of adequate information to support the maintenance of a rating. Syncora had previously been rated Ca by Moody's. On July 28, 2010, Standard & Poor's withdrew its rating of Syncora. A press release stated that this was due to a lack of sufficient information to judge the company's claims paying ability. Syncora had previously been given an R rating due to being under regulatory supervision. Neither reporting agency had reinstated its ratings of Syncora as of February 9, 2017.

     In its year-end 2008 annual statement, Syncora reported a statutory policyholders' deficit of approximately $2.4 billion, which would permit the New York Insurance Department to intervene in Syncora's operations and seek court appointment as rehabilitator or liquidator of the company. Syncora then engaged in settlement negotiations with its counterparties and launched a tender offer for insured residential mortgage-backed securities as part of a broader restructuring initiative. On July 17, 2009, Syncora announced that it completed substantially all of the steps of its comprehensive restructuring contemplated by the master transaction agreement between Syncora and certain financial counterparties to its credit default swap and financial guarantee policies and accepted the tender offer for certain residential mortgage-backed securities insured by Syncora. As a result, the company expected to remediate its policyholders' surplus deficit in the range of $3.9 and $4.1 billion. The restructuring was to relieve the company of approximately $6.0 billion in losses and loss reserves. The company expected that the successful remediation of its policyholders' surplus deficit would allow it to return to compliance with the

New York State Insurance Department's minimum policyholders' surplus requirement of $65 million. Syncora is not currently writing new insurance business and, along with its newly formed financial guarantee insurance subsidiary, Syncora Capital Assurance Inc., will not resume writing new insurance business. The New York State Insurance Department approved the transactions relating to the restructuring and directed that, upon the completion of each of the transactions so approved, the company would confirm that such closings have occurred and the impairment to its policyholders' surplus had been removed.

     On April 12, 2010, Syncora reported that it had closed the outstanding transaction that was part of its restructuring that was announced on July 17, 2007. On July 20, 2010, Syncora announced that it completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. The remediation plan included purchases of certain of the company's guaranteed exposures, monetization of certain of its illiquid assets, receipt of a partial prepayment of a surplus note from its wholly owned subsidiary Syncora Capital Assurance Inc. and various other loss remediation and restructuring actions. Syncora also announced that, as required by a supplemental order issued by the New York Insurance Department on June 17, 2010, the company provided, and the New York Insurance Department approved, Syncora's plan for the payment of new claims as they become due in the ordinary course of business and for the payment of claims accrued and unpaid since April 26, 2009. On October 25, 2010, Syncora announced that it would record a decrease in its statutory policyholders' surplus of approximately $25 million to $40 million for the third quarter of 2010, principally as a result of adverse development with respect to residential mortgage backed securities and other guaranteed transactions. In connection with the adverse development of its reserves, Syncora identified a potential mismatch of future long-term claim payments and reimbursement of such claim payments and warned that such mismatch might impact liquidity at that time. If not mitigated, the company warned, these issues could materially impair Syncora's ability to satisfy its future obligations. In addition, Syncora announced that it expected the discount rate used in the calculation of its reserves and loss adjustment expenses at December 31, 2010 to be lower, as compared to that used in prior periods during 2010 and as of December 31, 2009. The company warned that a decrease in this rate will cause Syncora's reserves and loss adjustment expenses to increase and such increase may have a material adverse effect on the company's policyholders' surplus.

     On December 4, 2013, Syncora announced that it settled all litigation and commuted all its insurance policies issued in connection with the Jefferson County, Alabama Sewer Warrants pursuant to a consensual plan of debt adjustment. Syncora received a partial recovery on claims totaling $246 million, including claims with respect to certain warrants it owned as a result of past payments under its insurance policies. Syncora was released by all relevant parties from any legal claims against it in connection with its insurance of the warrants.

     On February 2, 2014, Syncora announced that it settled certain residential mortgage-backed securities claims with JPMorgan Chase & Co. in return for a cash settlement. On that date, the company also announced that as a result of multiple substantial remediation transactions and litigation recoveries, the company expected to remove disclosure from its annual statutory financial statements regarding substantial doubt about the its ability to continue as a going concern over the next twelve months.

     Syncora's net admitted assets and total liabilities as of September 30, 2016 were approximately $1.2 billion and $72.6 million, respectively, as compared to approximately $1.2 billion and $162.5 million, respectively, as of December 31, 2015. The surplus as regards policyholders was approximately $1.2 billion as of September 30, 2016, and $1.1 billion as of December 31, 2015. As of September 30, 2016, Syncora had a statutory net income/(loss) of approximately $56.7 million, compared with a net income/(loss) of approximately $48.2 million as of September 30, 2015.

     The company's website address is www.syncora.com.

     The information relating to Syncora and its affiliates contained above has been furnished by Syncora. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC. The address of the SEC's website is www.sec.gov.

ADMINISTRATION OF THE TRUST

     DISTRIBUTIONS TO UNITHOLDERS. Interest received by a trust, including any portion of the proceeds from a disposition of securities which represents accrued interest, is credited by the trustee to the Interest Account for the trust. All other receipts are credited by the trustee to a separate Principal Account for the trust. The trustee normally has no cash for distribution to unitholders until it receives interest payments on the securities in the trust. On the dates set forth under "Essential Information" in the prospectus, the trustee will commence distributions, in part from funds advanced by the trustee.

       Thereafter, assuming the trust retains its original size and composition, after deduction of the fees and expenses and reimbursements (without interest) to the trustee for any amounts advanced to a trust, the trustee will normally distribute any income and principal received by the trust on each distribution date or shortly thereafter to unitholders of record on the preceding Record Date. Unitholders will receive an amount substantially equal to their pro rata share of the balance of the Interest Account. However, interest earned at any point in time will generally be greater than the amount actually received by the trustee. Therefore, there will generally remain an item of accrued interest that is added to the daily value of the units. If unitholders sell or redeem all or a portion of their units, they will be paid their proportionate share of the accrued interest to, but not including, the second business day after the date of a sale or to the date of tender in the case of a redemption.

     Unitholders of record on the first record date will receive an interest distribution on the first distribution date. Because the period of time between the first distribution date and the regular distribution dates may not be a full period, the first regular distributions may be partial distributions.

     Persons who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date following their purchase of units. Since interest on securities in the trust is payable at varying intervals and distributions are made to unitholders at different intervals from receipt of interest, the interest accruing to a trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each distribution date the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the trustee is authorized by the trust agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account.

     The trustee will distribute on each distribution date or shortly thereafter, to each unitholder of record on the preceding record date, an amount substantially equal to such holder's pro rata share of the available cash balance, if any, in the Principal Account computed as of the close of business on the preceding record date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per unit.

     STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of a trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, setting forth for the trust:

(A)  As to the Interest Account:

     (1) Income received;

     (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(B)  As to the Principal Account:

     (1) The dates of disposition of any securities and the net proceeds received therefrom;

     (2) Deductions for payment of applicable taxes and fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(C)  The following information:

     (1) A list of the securities as of the last business day of such calendar year;

     (2) The number of units outstanding on the last business day of such calendar year;

     (3) The redemption price based on the last evaluation made during such calendar year;

     (4) The amount actually distributed during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

     RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

     AMENDMENT AND TERMINATION. The trust agreement may be amended from time to time by the sponsor and trustee or their respective successors, without the consent of any of the unitholders, (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision contained in the trust agreement, (ii) to make such other provision in regard to matters or questions arising under the trust agreement as shall not materially adversely affect the interests of the unitholders or (iii) to make such amendments as may be necessary (a) for the trust to continue to qualify as a RIC for federal income tax purposes if the trust has elected to be taxed as such under the United States Internal Revenue Code of 1986, as amended, or (b) to prevent the trust from being deemed an association taxable as a corporation for federal income tax purposes if the trust has not elected to be taxed as a RIC under the United States Internal Revenue Code of 1986, as amended. The trust agreement may not be amended, however, without the consent of all unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions thereof, the acquisition hereunder of any securities other than those specified in the schedules to the trust agreement or (2) to reduce the percentage of units the holders of which are required to consent to certain of such amendments. The trust agreement may not be amended so as to reduce the interest in a trust
represented by units without the consent of all affected    unitholders.  Except
for the amendments, changes or modifications described above, neither the sponsor nor the trustee may consent to any other amendment, change or modification of the trust agreement without the giving of notice and the obtaining of the approval or consent of unitholders representing at least 66 2/3% of the units then outstanding of the affected trust. No amendment may reduce the aggregate percentage of units the holders of which are required to consent to any amendment, change or modification of the trust agreement without the consent of the unitholders of all of the units then outstanding of the affected trust and in no event may any amendment be made which would (1) alter the rights to the unitholders as against each other, (2) provide the trustee with the power to engage in business or investment activities other than as specifically provided in the trust agreement, (3) adversely affect the tax status of the trust for federal income tax purposes or result in the units being deemed to be sold or exchanged for federal income tax purposes or (4) unless the trust has elected to be taxed as a RIC for federal income tax purposes, result in a variation of the investment of unitholders in the trust. The trustee will notify unitholders of the substance of any such amendment.

     The trust agreement provides that a trust shall terminate upon the maturity, liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 40% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of
units representing 66 2/3% of the units thereof then outstanding.    A trust
will be liquidated by the trustee in the event that a sufficient number of units of the trust not yet sold are tendered for redemption by the sponsor, so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If a trust is liquidated because of the redemption of unsold units by the sponsor, the sponsor will refund to each purchaser of units the entire sales fee paid by such purchaser.

     Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of the trust.

     THE TRUSTEE. The trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 848-6468. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor.

     The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case at any time the trustee shall not meet the requirements set forth in the trust agreement, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the trustee in an involuntary case, or the trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the trustee or for any substantial part of its property shall be appointed, or the trustee shall generally fail to pay its debts as they become due, or shall fail to meet such written standards for the trustee's performance as shall be established from time to time by the sponsor, or if the sponsor determines in good faith that there has occurred either (1) a material deterioration in the creditworthiness of the trustee or (2) one or more grossly negligent acts on the part of the trustee with respect to a trust, the sponsor, upon sixty days' prior written notice, may remove the trustee and appoint a successor trustee, as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. The sponsor is a broker-dealer specializing in providing services to broker-dealers, registered representatives, investment advisers and other financial professionals. The sponsor's headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact Advisors Asset

Management, Inc. at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of the prospectus. The sponsor is a registered broker-dealer and investment adviser and a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and the Securities Investor Protection Corporation (SIPC), and a registrant of the Municipal Securities Rulemaking Board (MSRB).

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission (the "SEC"), (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     THE EVALUATOR AND SUPERVISOR. Advisors Asset Management, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the sponsor and trustee in which event the sponsor or trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the trustee to each unitholder.

     LIMITATIONS ON LIABILITY. The sponsor, evaluator, and supervisor are liable for the performance of their obligations arising from their responsibilities under the trust agreement but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

     EXPENSES OF THE TRUST. The sponsor will not charge a trust any fees for services performed as sponsor. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust.

     The trustee receives for its services that fee set forth in the prospectus. The trustee's fee which is calculated and paid monthly is based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Principal and Interest Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds.

     The supervisor will charge a trust a surveillance fee for services performed for the trust in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the sponsor of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For evaluation of the securities in a trust, the evaluator shall receive an evaluation fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For providing bookkeeping and administrative services to a trust, the sponsor shall receive an administration fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     The trustee's fee, sponsor's fee for providing bookkeeping and administrative services to the trust, supervisor's fee and evaluator's fee are deducted from the Interest Account of the related trust to the extent funds are available and then from the Principal Account. Each such fee may be increased without approval of unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by the trust:
(a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses and reimbursement of the cost of advances to the trust for payment of expenses and distributions, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard of its obligations under the trust agreement;
(f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement; (g) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. A trust may pay the costs of updating its registration statement each year.

PURCHASE, REDEMPTION AND PRICING OF UNITS

     PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price thereof. During the initial offering period, the public offering price per unit is equal to the net asset value per unit (generally based on the offering side evaluations of the securities) plus the applicable sales fee referred to in the prospectus. The public offering price for secondary market transactions is based on the net asset value per unit (generally based on the bid side evaluations of the securities). Certain broker-dealers may charge a transaction fee for processing unit purchases.

     The evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of regular trading on the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders received at or prior to the close of regular trading on the New York Stock Exchange on each such day.
Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

     The public offering price per unit of the trust as shown under "Essential Information" in the prospectus as of the date stated therein or on any subsequent date will vary from the amount stated under "Essential Information" in the prospectus in accordance with fluctuations in the prices of the underlying securities and the amount of accrued interest on the units. Net asset value per unit is determined by dividing the value of a trust's portfolio securities (including any accrued interest), cash and other assets, less all liabilities (including accrued expenses), by the total number of units outstanding. The portfolio securities are valued at their current market value or their fair value as determined in good faith by the Evaluator. The aggregate bid and offering side evaluations of the securities shall be determined (a) on the basis of current bid or offering prices of the securities, (b) if bid or offering prices are not available for any particular security, on the basis of current bid or offering prices for comparable securities, (c) by determining the value of securities on the bid or offer side of the market by appraisal, or (d) by any combination of the above.

     The interest on the securities deposited in a trust, less the related estimated fees and expenses, will accrue daily. The amount of net interest income which accrues per unit may change as securities mature or are redeemed, exchanged or sold, or as the expenses of a trust change or the number of outstanding units of a trust changes.

     Although payment is normally made two business days following the order for purchase, payments may be made prior thereto. A person will become the owner of units on the date of settlement provided payment has been received. Cash, if any, made available to the sponsor prior to the date of settlement for the purchase of units may be used in the sponsor's business and may be deemed to be a benefit to the sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on securities generally is paid monthly or semi-annually although a trust accrues such interest daily. Because of this, a trust always has an amount of interest earned but not yet collected by the trustee. For this reason, the public offering price of units of a trust will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a trust the amount, if any, of accrued interest paid on their units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the public offering price in the sale of units to the public, the trustee will advance the amount of accrued interest as of the first settlement date and the same will be distributed to the sponsor as the unitholder of record as of the first settlement date. Consequently, the amount of accrued interest to be added to the public offering price of units will include only accrued interest from the first settlement date to the date of settlement, less any distributions from the Interest Account subsequent to the first settlement date.

     Because of the varying interest payment dates of securities, accrued interest at any point in time will be greater than the amount of interest actually received by the applicable trusts and distributed to unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the units. If a unitholder sells or redeems all or a portion of his units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his units. Since the trustee has the use of the funds held in the Interest Account for distributions to unitholders and since such account is non-interest-bearing to unitholders, the trustee benefits thereby.

     COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION PRICE. The net asset value of units will generally be determined on the basis of the current bid prices of the securities.

     PUBLIC DISTRIBUTION OF UNITS. The sponsor intends to qualify the units for sale in a number of states. Units will be sold through dealers who are members of the Financial Industry Regulatory Authority, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the public offering price as set forth in the prospectus. Certain commercial banks may be making units available to their customers on an agency basis. The sponsor reserves the right to change the discounts from time to time.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell shares of units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the our products. These arrangements will not change the price you pay for your units.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     PROFITS OF SPONSOR. The sponsor will receive gross sales fees equal to the percentage of the offering price of the units of such trusts stated in the prospectus and will pay a portion of such sales fees to dealers and agents. In addition, the sponsor may realize a profit or a loss resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to a trust, which is based on the offering side evaluation of the securities. The sponsor may also realize profits or losses with respect to securities deposited in a trust which were acquired from underwriting syndicates of which the sponsor was a member. An underwriter or underwriting syndicate purchases securities from the issuer on a negotiated or competitive bid basis, as principal, with the motive of marketing such securities to investors at a profit. The sponsor may realize additional profits or losses on unsold units as a result of changes in the daily evaluation of the securities in a trust.

     MARKET FOR UNITS. After the initial offering period, while not obligated to do so, the sponsor may, subject to change at any time, maintain a market for units of the trust offered hereby and to continuously offer to purchase said units at the net asset value, determined by the evaluator based on the aggregate bid prices of the underlying securities in the trust, together with any accrued interest to the expected dates of settlement. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

     The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its unit investment trust division office and, in the case of units evidenced by a certificate, by tendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee. A certificate should only be sent by registered or certified mail for the protection of the unitholder. Since tender of the certificate is required for redemption when one has been issued, units represented by a certificate cannot be redeemed until the certificate representing such units has been received by the purchasers.

     Redemption shall be made by the trustee no later than the seventh day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of regular trading on the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for a trust.

     The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     The trustee is irrevocably authorized in its discretion, if the sponsor does not elect to purchase any unit tendered for redemption, in lieu of redeeming such units, to sell such units in the over-the-counter market for the account of tendering unitholders at prices which will return to the unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for such units. In the event of any such sale, the trustee shall pay the net proceeds thereof to the unitholders on the day they would otherwise be entitled to receive payment of the redemption price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the SEC) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the SEC may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The redemption price for units (the net asset value) of each trust is computed by the evaluator as of the evaluation time stated in the prospectus next occurring after the tendering of a unit for redemption and on any other business day desired by it, by:

A. adding: (1) the cash on hand in the trust other than cash deposited in the trust to purchase securities not applied to the purchase of such securities; (2) the aggregate value of each issue of the securities (including "when issued" contracts, if any) held in the trust as determined by the evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the securities in the trust as of the date of computation;

B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account; (2) an amount representing estimated accrued expenses of the trust, including but not limited to fees and expenses of the trustee (including legal and auditing fees and any insurance costs), the evaluator, the sponsor and counsel, if any; (3) cash held for distribution to unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the trust; and

C. finally dividing the results of such computation by the number of units of the trust outstanding as of the date thereof.

     RETIREMENT PLANS. A trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust may lower the minimum investment requirement for IRA accounts. Fees and charges with respect to such plans may vary.

     OWNERSHIP OF UNITS. Units may be purchased in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places.

PERFORMANCE INFORMATION

     INTEREST, ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN. As of the close of business on the business day before the trust's inception date, the estimated long-term return and the estimated current return, if applicable, for each trust were as set forth in the "Essential Information" for each trust in the prospectus. Estimated current return is calculated by dividing the current estimated net annual interest income per unit based on the interest rates currently applicable to the bonds by the public offering price. The estimated net annual interest income per unit will vary with changes in the interest rates applicable to the bonds (some of which may be subject to adjustments related to changes in the bonds' ratings as provided by certain ratings services) fees and expenses of the trustee, the sponsor and the evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the securities while the public offering price will vary with changes in the offering price of the underlying securities and accrued interest; therefore, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements or average life of all of the securities in a trust and (2) takes into account the expenses and sales fee associated with each trust unit. Since the interest rates, market values and estimated retirements of the securities and the expenses of a trust will change, there is no assurance that the present estimated long-term return will be realized in the future. Estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while estimated current return calculations include only net annual interest income and public offering price.

     GENERAL. Information contained in this Information Supplement or in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales fees and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales fee and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S FINANCIAL SERVICES LLC, A DIVISION OF S&P GLOBAL INC. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

  * The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

  * The nature and provisions of the financial obligation, and the promise we impute; and

  * The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA--An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C--An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D--An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR-- This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L--Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p--This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim--Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  * Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

  * Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

  * Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

  * Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

  * A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t--This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir--This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

MOODY'S INVESTORS SERVICE, INC. Global Long-Term Ratings

     Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Long-Term Rating Definitions:

Aaa--Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa--Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

FITCH RATINGS LTD. Issuer Default Ratings

     Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

     In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

Investment Grade Ratings

AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB--Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB--Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B--Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC--Substantial credit risk. "CCC" ratings indicate that default is a real possibility.

CC--Very high levels of credit risk. "CC" ratings indicate that default of some kind appears probable.

C--Near default. "C" ratings indicate that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

  * the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

  * the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

  * the formal announcement by the issuer or their agent of a distressed debt exchange; or

  * a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD--Restricted default. "RD" ratings indicate an issuer that in Fitch's opinion has experienced:

  * an uncured payment default on a bond, loan or other material financial obligation, but

  * has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

  *  has not otherwise ceased operating.

This would include:

  *  the selective payment default on a specific class or currency of debt;

  * the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; or

  * the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D--Default. "D" ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

     Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

     In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

     Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to "AAA" ratings, or to rating categories below "B."

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                            TO REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement comprises the following:
          The facing sheet
          The prospectus and information supplement
          The signatures
          The consent of independent auditors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Advisors Disciplined Trust 1500 certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita and State of Kansas on July 31, 2018.

                                ADVISORS DISCIPLINED TRUST 1500

                                By ADVISORS ASSET MANAGEMENT, INC., DEPOSITOR

                                By:     /s/ ALEX R. MEITZNER
                                        -----------------------------
                                                Alex R. Meitzner
                                             Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on July 31, 2018 by the following persons in the capacities indicated.

  SIGNATURE                     TITLE

Scott I. Colyer            Director of Advisors Asset  )
                           Management, Inc.            )

Lisa A. Colyer             Director of Advisors Asset  )
                           Management, Inc.            )

James R. Costas            Director of Advisors Asset  )
                           Management, Inc.            )

Christopher T. Genovese    Director of Advisors Asset  )
                           Management, Inc.            )

Randy J. Pegg              Director of Advisors Asset  )
                           Management, Inc.            )

Jack Simkin                Director of Advisors Asset  )
                           Management, Inc.            )

Andrew Williams            Director of Advisors Asset  )
                           Management, Inc.            )

Bart P. Daniel             Director of Advisors Asset  )
                           Management, Inc.            )



                                         By     /s/ ALEX R MEITZNER
                                           -----------------------------
                                                 Alex R. Meitzner
                                                 Attorney-in-Fact*





-------------------------------------------------------------------------------
     * An executed copy of the related power of attorney was filed with the Securities and Exchange Commission as Exhibit 7.1 to the Registration Statement on Form S-6 for Advisor's Disciplined Trust 1485 (File No. 333-203629) as filed on May 15, 2015 and the same is hereby incorporated herein by reference.